                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                          CATALYST SEMICONDUCTOR, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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

                          CATALYST SEMICONDUCTOR, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 21, 2000

TO THE STOCKHOLDERS OF CATALYST SEMICONDUCTOR, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Catalyst Semiconductor, Inc., a Delaware corporation (Company), will be held on August 21, 2000 at 10:00 a.m., local time, at the offices of the Company at 1250 Borregas Avenue, Sunnyvale, California 94089 for the following purposes:

     1. To elect two Class II Directors to serve for a three-year term expiring upon the Annual Meeting of Stockholders next following April 30, 2003 or until such directors' respective successors are duly elected and qualified.

     2. To approve an amendment to the Company's 1993 Director Stock Option Plan to (i) increase the number of shares of Common Stock reserved for issuance thereunder by 450,000 shares; (ii) change the annual grant date to May 1; (iii) change the annual grant amount to 15,000 shares; (iv) change the initial grant amount to 30,000 shares; (v) alter the vesting period from a three-year annual vesting period to a straight thirty-six month vesting period; and (vi) extend the term of grants from five years to ten years from the date of grant.

     3. To approve amendments to the Company's Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 2,500,000 shares and to make changes in the Plan necessary to comply with applicable state securities law.

     4. To approve an amendment to the Company's Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 500,000 shares and to make any changes in the Plan necessary to comply with applicable tax and securities laws.

     5. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending April 30, 2001.

     6. To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

     The enclosed Proxy Statement (Proxy Statement) more fully describes the foregoing items and business to be conducted at the Annual Meeting.

     The Board of Directors has fixed the close of business on July 26, 2000 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments and postponements thereof.

     After careful consideration, the Company's Board of Directors has unanimously approved the proposals and recommends that you vote IN FAVOR OF each such proposal.

     After reading the Proxy Statement, please mark, date, sign and return, as soon as possible, the enclosed proxy card in the accompanying reply envelope. If you decide to attend the Annual Meeting, please notify in writing the Secretary of the Company at the Company's principal executive offices, that you wish to vote in person and your proxy will not be voted. The Company's principal executive offices are located at 1250 Borregas Avenue, Sunnyvale, California 94089. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY, OR ATTEND THE ANNUAL MEETING IN PERSON.

                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      Peter Cohn
                                      Secretary

Sunnyvale, California
July 28, 2000

                                   IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND IN ANY EVENT NO LATER THAN AUGUST 18, 2000 IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                         THANK YOU FOR ACTING PROMPTLY.

                          CATALYST SEMICONDUCTOR, INC.
                            ------------------------

                                PROXY STATEMENT
                  FOR THE 2000 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 21, 2000
                            ------------------------

GENERAL

     The enclosed Proxy is solicited on behalf of the Board of Directors of Catalyst Semiconductor, Inc. (Company) for use at the Annual Meeting of Stockholders to be held on August 21, 2000 at 10:00 a.m., local time, or at any adjournment thereof (Annual Meeting) for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the offices of the Company at 1250 Borregas Avenue, Sunnyvale, California 94089.

     The Company currently anticipates that definitive proxy materials will be released to the Company's stockholders on or about July 28, 2000. No preliminary proxy materials have been or will be released to the Company's stockholders.

RECORD DATE AND VOTING SECURITIES

     Only stockholders of record at the close of business on July 26, 2000 (Record Date) are entitled to notice of and to vote at the meeting. As of the close of business on July 26, 2000, there were 16,293,529 shares of the Company's Common Stock outstanding and entitled to vote and approximately 138 stockholders of record, including one holder who is a nominee for an undetermined number of beneficial owners.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company at its principal executive offices at 1250 Borregas Avenue, Sunnyvale, California 94089, a written notice of revocation, or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

VOTING GENERALLY; SOLICITATION

     Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of the Company's directors.

     All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved or not.

     The cost of soliciting proxies, consisting of the printing, handling and mailing of the proxy card and related material, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy material to the beneficial owners of stock, will be paid by the Company. In order to assure that a majority vote will be present in person or by proxy at the Annual Meeting, it may be necessary for certain officers, directors, regular employees and other representatives of the Company to solicit proxies by telephone, facsimile, telegraph, electronic means, or in person. These persons will receive no extra compensation for their services. The Company reserves the right to have an outside solicitor conduct the solicitation of proxies and to pay such solicitor for its services.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST," "WITHHELD" or "ABSTAIN" are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (Votes Cast) with respect to such matter.

     While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

     The Delaware Supreme Court has held that, while broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, the Company intends to treat broker non-votes in this manner. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

COMPANY INFORMATION

     The Company's principal executive offices are located at 1250 Borregas Avenue, Sunnyvale, California 94089. The telephone number of the Company's principal offices is (408) 542-1000.

                                   PROPOSAL 1

                       ELECTION OF TWO CLASS II DIRECTORS

NOMINEES

     The Company's Bylaws provide that the number of directors shall be established by the Board or the stockholders of the Company. The Company's Certificate of Incorporation provides that the directors shall be divided into three classes, with the classes serving for staggered, three year terms. Pursuant to the Company's Bylaws, the Board has currently set the number of Directors at eight, consisting of three Class I directors, two Class II directors and three Class III directors. Two Class II directors are to be elected at the Annual Meeting. These Class II directors will hold office until the Annual Meeting next following the fiscal year ending April 30, 2003 or until their successors have been duly elected and qualified. The terms of the Class I and Class III directors will expire at the Annual Meeting of Stockholders next following the fiscal year ending April 30, 2002 and April 30, 2001, respectively.

     Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's nominee named below each of whom currently is a director of the Company. In the event that a nominee of the Company becomes unable or declines to serve as director at the time of the Annual Meeting, the proxy holders will vote the proxies for any substitute nominee who is designated by the current Board of Directors to fill such vacancy. It is not expected that the nominees listed below will be unable or will decline to serve as a director.

INFORMATION WITH RESPECT TO NOMINEES AND CONTINUING DIRECTORS

     Set forth below are the names of, and certain information as of July 26, 2000 about, the nominees for and current Class II directors and the current Class I and Class III directors with unexpired terms.

                   NAME                      AGE                PRINCIPAL OCCUPATION
                   ----                      ---                --------------------
Nominees for and Current Class II Directors
Patrick Verderico(1).......................  55    President and Chief Executive Officer of
                                                   Integrated Packaging and Assembly Corporation
Glen G. Possley............................  59    Managing General Partner, Glen-Ore Associates
Cynthia M. Butitta.........................  45    Principal, Altair Capital Associates

Continuing Class I Directors
Hideyuki Tanigami..........................  50    President and Chief Executive Officer of
                                                   Marubun USA Corporation
Radu M. Vanco..............................  50    President, Chief Executive Officer and Director
                                                   of Catalyst Semiconductor, Inc.
Henry C. Montgomery........................  64    Chairman of the Board of Montgomery Financial
                                                   Services Corporation

Continuing Class III Directors
Lionel M. Allan............................  57    President and Chief Executive Officer of Allan
                                                   Advisors, Inc.
Roland Duchatelet..........................  53    Chairman of the Board, Elex NV; Chairman of
                                                   Melexis NV

---------------
(1) Mr. Verderico has stated his intention to not stand for re-election as a member of the Company's Board of Directors.

     Except as indicated below, each director has been engaged in the principal occupation set forth above during the past five years. There are no family relationships between any directors or executive officers of the Company.

     Mr. Verderico has served as a director of the Company since April 1996. He has stated his intention to not stand for re-election as a member of the Company's Board of Directors. From July 1997 to present, Mr. Verderico has served as President and Chief Executive Officer of Integrated Packaging Assembly Corporation (IPAC). From April 1997 to July 1997, Mr. Verderico served as Executive Vice President and Chief Operating Officer of IPAC. From April 1996 to July 1996, Mr. Verderico served as Executive Vice President and Chief Operating Officer of Maxtor Corporation, a hard disk drive company. From 1994 to March 1996, he served as Chief Financial Officer and Vice President, Finance and Administration, of Creative Technology, a multimedia products manufacturer. Mr. Verderico has also been a director of Micro Component Technology, Inc. since December 1992 and a director of Integrated Packaging Assembly Corporation since July 1997.

     Dr. Glen G. Possley has served as a director of the Company since July 2000. He is currently a managing general partner at Glen-Ore Associates. From January 1998 through January 2000, Dr. Possley was a partner at International Technology Ventures and N-Able Group. From June 1994 to December 1997 Dr. Possley was President of SubMicron Technology, Inc., a semiconductor company. From April 1992 to May 1994 he was Senior Vice President of Manufacturing at Ramtron International, a semiconductor company. Dr. Possley is currently a director of Novellus Systems, Inc., Anon, Inc. and TecHarmonic, Inc. He received a BS in Mathematics from Western University in 1963 and a PhD in Physical Chemistry from the University of Kentucky in 1969.

     Cynthia M. Butitta has served as a director of the Company since June 2000. Ms. Butitta co-founded Altair Capital Associates, LLC, a provider of financial advisory services in November 1998 and continues to serve as a principal and she founded Butitta Consulting Services LLC in September 1997. From December 1995 to September 1997, she served as the CFO and Vice President of Finance and Administration for

Connetics Corporation, a provider of services. She has also served as the CFO for Telik, Inc. since August 1998. From June 1994 to December 1995, Ms. Butitta served as the CFO and Vice President of Finance and Administration at InSite Vision, Inc. Ms. Butitta is also a director of Telik, Inc. She holds a BS in Business & Accounting from Edgewood College in Madison, Wisconsin and a MBA from the University of Wisconsin, Madison.

     Mr. Tanigami became Chairman of the Company in March 1998 and has served as a director of the Company since February 1996. From 1985 to April 1994, Mr. Tanigami served as Vice President, Corporate Development, of the Company. From January 1996 to present, he has served as President and Chief Executive Officer of Marubun USA Corporation, an electronics distribution company. From June 1994 to present, he has also served as President of Technology Matrix, Inc., and since 1985 has been President and Chief Executive Officer of Global Technology Sourcing, Inc., an international consulting firm.

     Radu M. Vanco has served the Company as President and Chief Executive Officer since March 1998 and as a director since November 1995. From October 1996 to March 1998 he served as Executive Vice President of Engineering, from October 1996 to December 1997 as Chief Operating Officer, and from November 1992 to October 1995 as Vice President, Engineering. Mr. Vanco holds an MS in Electrical Engineering from the Polytechnical Institute, Bucharest, Romania.

     Henry C. Montgomery has served as a director of the Company since July 2000. Mr. Montgomery previously served as a member of our Board of Directors from 1990 to 1995. Since 1990, Mr. Montgomery has been and continues to serve as the Chairman of the Board of Montgomery Financial Services Corporation, a management consulting and financial services firm. Mr. Montgomery serves as a director of Swift Energy Corporation. He holds a BA in Economics from Miami University in Oxford, Ohio.

     Lionel M. Allan has served as a director of the Company since August 1995. Mr. Allan is President and Chief Executive Officer of Allan Advisors, Inc., a legal consulting firm that he founded in 1992. Mr. Allan is also a director and past Chairman of the Board of KTEH Public Television Channel 54, in San Jose, California, a director of Accom, Inc., a digital video systems company. Mr. Allan is a past director of Global Motorsport Group, Inc. (formerly known as Custom Chrome, Inc.) and is also a director of several privately held corporations. Mr. Allan holds a JD from Stanford University.

     Roland M. Duchatelet has served the Company as a director since September 1999. From September of 1989 to present, Mr. Duchatelet has served as Chairman of Elex NV, a holding company in Belgium which owns 5,500,000 shares of the Company's Common Stock representing approximately 33.8% of the Company's outstanding Common Stock. Additionally, Mr. Duchatelet serves as Chairman of the Board of Directors of Melexis NV, a position he has held since May of 1994. Mr. Duchatelet is also a director of Sigma Delta Holding NV, XFAB GmbH, EPIQ sarl, SM2E S.A. and Stichting Administratiekantoor XPEQT.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of nine meetings during the period from May 1, 1999 to April 30, 2000 (Fiscal 2000), one of which was a telephonic meeting and also took action by unanimous written consent one time during this period. The Board of Directors has an Audit Committee, a Compensation Committee and a Non-Section 16 Option Committee. The Board of Directors has no nominating committee or any committee performing similar functions.

     The Audit Committee currently consists of Messrs. Verderico, Possley, Montgomery and Ms. Butitta. Mr. Verderico will not be seeking re-election as a member of the Board of Directors and therefore will cease being a member of the Audit Committee following the Annual Meeting. Pursuant to its written charter, the Audit Committee is charged with reviewing the Company's annual audit and meeting with the Company's independent auditors to review the Company's internal controls and financial management practices. The Audit Committee held four meetings during the last fiscal year.

     The Compensation Committee currently consists of Messrs. Tanigami and Allan. The Compensation Committee is responsible for reviewing and approving the Company's compensation policies and the compensation paid to executive officers. The Compensation Committee held nine meetings during the last fiscal year.

     The Non-Section 16 Option Committee, which may make grants of up to 50,000 shares to persons who are not executive officers or directors of the Company, currently consists of the Chief Executive Officer of the Company. The Non-Section 16 Option Committee acted by written consent on eight occasions.

     No incumbent director attended fewer than 88% of the meetings of the Board of Directors and of the committees on which such director served and that were held during the period such individual was a director during the Fiscal 2000.

COMPENSATION OF DIRECTORS

     The Company's non-employee directors, currently consisting of Messrs. Allan, Duchatelet, Tanigami, Possley and Montgomery and Ms. Butitta, received or will receive cash compensation in the amount of $3,600 for each quarter in which they attend one or more meetings of the Board of Directors. In addition, directors are reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at such meetings.

     Each non-employee director of the Company is entitled to participate in the Company's 1993 Director Stock Option Plan (Director Option Plan) by receiving automatic annual grants of Common Stock of the Company. Initial grants under the Director Option Plan of options to purchase 20,000 shares each were made to Messrs. Allan, Duchatelet, Tanigami and Verderico on August 14, 1995, September 8, 1999, February 10, 1996 and April 4, 1996, respectively, at exercise prices of $5.125, $2.00, $6.00 and $5.00 per share, respectively, and pending approval of the stockholders of Proposal 2, Ms. Butitta was granted options to purchase 30,000 shares on June 14, 2000 at an exercise price of $9.50 and Messrs. Possley and Montgomery were each granted options to purchase 30,000 shares on July 9, 2000 at an exercise price of $7.875. Each of Mr. Allan, Mr. Verderico, Mr. Duchatelet and Mr. Tanigami were granted options under the Director Option Plan to purchase 7,500 shares of Common Stock on April 1, 2000 at an exercise price of $8.375. All options which have been granted prior to May 1, 2000 under the Director Option Plan are subject to cumulative yearly vesting as to one-third of the total grant on each anniversary of the date of grant, and terminate five years from the date of grant unless terminated sooner upon termination of the optionee's status as a director or otherwise pursuant to the Director Option Plan. Grants subsequent to May 1, 2000 shall be subject to the terms of the amended Director Option Plan pending stockholder approval of Proposal 2.

VOTE REQUIRED FOR ELECTION

     The affirmative vote of a majority of the Votes Cast is required for each nominee to be elected as Class II director. Votes withheld from a director will be counted for purposes of determining the presence or absence of a quorum but will not be counted as affirmative votes. A broker non-vote will be counted for purposes of determining the presence or absence of a quorum, but, under Delaware law, will have no other legal effect upon the election of a Class II director.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE CLASS II DIRECTOR NOMINEES SET FORTH HEREIN.

                                   PROPOSAL 2

          APPROVAL OF AMENDMENT OF THE 1993 DIRECTOR STOCK OPTION PLAN

     At the Annual Meeting, stockholders are being asked to approve amendments to (Director Plan Amendment) to the Catalyst Semiconductor, Inc. 1993 Director Stock Option Plan (Director Option Plan) that would increase the shares reserved for issuance thereunder by 450,000 shares of Common Stock, change the annual grant date from April 1 to May 1, change the annual Subsequent Option amount from 7,500 shares to 15,000 shares, change the Initial Option amount from 20,000 shares to 30,000 shares, alter the vesting period from a three-year annual vesting period to a straight thirty-six month vesting period and change the term of the grants from five years to ten years.

GENERAL

     The Director Option Plan provides for the grant of options to directors who are not employees of the Company. The aggregate number of shares reserved for issuance under the Director Option Plan includes options previously granted and exercised under the Director Option Plan. The increase in shares reserved for issuance under the Director Option Plan has been necessitated by the grant of additional stock options to current directors as previously granted options vest and become exercisable. The increase will provide sufficient additional stock to continue the Company's policy of attracting and retaining highly qualified persons to serve as outside directors of the Company.

     The Director Option Plan was adopted by the Board of Directors in October 1991, approved by the stockholders in May 1993 and amendments were approved by the stockholders at the Company's Annual Meetings in August 1996 and November 1999. On June 23, 2000, the Board of Directors approved the Director Plan Amendment, subject to approval by the Company's stockholders. The stockholders are being asked to approve the Director Plan Amendment at the Annual Meeting.

     A total of 770,000 shares of Common Stock have been reserved for issuance over the term of the Director Option Plan, including the 450,000-share increase for which stockholder approval is sought in this Proposal 2. As of June 30, 2000, 169,989 shares had been issued upon exercise of options granted under the Director Option Plan, options for 102,510 shares were outstanding under the Director Option Plan and 47,501 shares remained available for future grants. As of the date hereof, an additional 450,000 shares are available for grant subject to stockholder approval at the Annual Meeting. Shares not purchased under an option prior to its expiration will be available for future option grants under the Director Option Plan. As of June 30, 2000, the fair market value of shares subject to outstanding options was approximately $8.625 per share, based upon the closing price of the Common Stock as reported on the Over-the-Counter Bulletin Board on such date.

     Employees and employee directors are ineligible to participate in the Director Option Plan (other than with respect to options granted to them under the Director Option Plan prior to commencement of employment with the Company). The Company cannot now determine the exact number of options to be granted in the future under the Director Option Plan. See "Proposal 1 -- Election of Directors -- Director Compensation" for the number of stock options granted to the four current directors who were not employees of the Company during Fiscal Year 2000. See "-- Eligibility" for a description of the basis upon which stock options are granted under the Director Option Plan.

PURPOSE

     The purpose of the Director Option Plan is to attract and retain highly qualified persons to serve as outside directors of the Company.

ADMINISTRATION

     The Director Option Plan is designed to work automatically and not to require administration. However, to the extent administration is necessary, it will be provided by the Board of Directors. No discretion concerning decisions regarding the Director Option Plan shall be afforded to any person who is not a "disinterested" person under Rule 16b-3 promulgated under the Exchange Act. The interpretation and construction of any provisions of the Director Option Plan by the Board of Directors shall be final and conclusive. Members of the Board receive no additional compensation for their services in connection with the administration of the Director Option Plan.

ELIGIBILITY

     The Director Option Plan currently provides for the grant of nonstatutory options to non-employee directors of the Company. Pending stockholder approval of the Director Plan Amendment, each such director is granted an option to purchase 30,000 shares of Common Stock (Initial Option) on the date on which such person first becomes a director, whether thorough election by the stockholders of the Company or appointment by the Board of Directors to fill a vacancy or termination of employment by the Company while remaining as a director. Thereafter, on May 1 of each year, each non-employee director is granted an option to purchase 15,000 shares of Common Stock (Subsequent Option) if, on such date, he or she has served on the Company's Board for at least six months.

     Except for automatic option grants under the Director Option Plan, non-employee directors will not be eligible to receive any additional option grants or stock issuances under the Director Option Plan. The Director Option Plan provides for neither a maximum nor a minimum number of shares subject to options that may be granted to any one non-employee director, but does provide for the number of shares which may be included in any grant and the method of making a grant. The Company currently has six non-employee directors.

TERMS OF OPTIONS

     Pending stockholder approval of the Director Plan Amendment, options granted under the Director Option Plan have a term of ten years. Each option is evidenced by an option agreement between the Company and the director to whom such option is granted and is subject to the following additional terms and conditions.

     (a) Rule 16b-3: Options granted to directors must comply with the applicable provisions of Rule 16b-3, or any successor thereto, and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Director Option Plan transactions

     (b) Exercise of the Option: Currently, the Director Option Plan provides that each option becomes exercisable cumulatively to the extent of 1/3 of the shares subject to the option on each of the first three anniversaries of the date of grant. The Director Plan Amendment would change this such that each option shall become exercisable as to 1/36 of the shares subject to the option each month. In either case, options granted under the Director Option Plan are exercised by giving written notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased and tendering payment to the Company of the purchase price. Payment for shares issued upon exercise of an option may consist of cash, check, promissory note, an exchange of shares of the Company's Common Stock, which have been held for at least six months, through a broker-dealer sale and remittance procedure which will allow the optionee to exercise the option and sell the purchased shares with sale proceeds used to satisfy the option price payable for the purchased shares, delivery of an irrevocable subscription agreement for the shares which irrevocably obligates the optionee to take and pay for the shares not more than 12 months after the date of delivery of the subscription agreement, or a combination thereof.

     (c) Option Price: The option price is determined by the Board of Directors and under the Director Option Plan is 100% of the fair market value of the Company's Common Stock on the date of grant. The Board of Directors determines such fair market value based upon the closing sales price of the Company's Common Stock on the Nasdaq National Market on the date of grant, or if not a market trading day, on the last market trading day prior to the date of grant.

     (d) Termination of Status as a Director: The Director Option Plan provides that if an optionee ceases to serve as a director of the Company for any reason other than death or disability, options may be exercised within six months after the date he or she ceases to be a director as to all or part of the shares that the optionee was entitled to exercise at the date of such termination but in no event may an option be exercised after its expiration date.

     (e) Death: If an optionee should die while serving as a director of the Company, the option may be exercised at any time within one year after death but only to the extent that the options were exercisable as of the date of death but in no event after the expiration date of the option.

     (f) Disability: If an optionee is unable to continue his or her service as a director of the Company as a result of his or her total and permanent disability, the option may be exercised at any time within six months of his or her termination, but only to the extent he or she was entitled to exercise it at the date of such termination. In no event may an option be exercised after its termination date.

     (g) Termination of Options: Currently, no option is exercisable by any person after the expiration of five years from the date the option was granted, however the proposed Director Plan Amendment would change this to ten years from the date the option was granted.

     (h) Nontransferability of Options: An option is nontransferable by the optionee, other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and is exercisable only by the optionee or a permitted transferee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

     (i) Acceleration of Options: In the event of a merger or consolidation of the Company with or into another corporation involving a change of control of the Company, sale of all or substantially all of the assets of the Company, or change of half of the incumbent directors following a meeting of stockholders, the exercisability of the outstanding options shall be automatically accelerated and each option shall be assumed by the successor corporation and remain exercisable for a period of at least 90 days.

     (j) Other Provisions: The option agreement may contain such other terms, provisions and conditions not inconsistent with the Director Option Plan as may be determined by the Board of Director.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     In the event any change is made in the Company's capitalization such as a stock split, reverse stock split, recapitalization, stock dividend or other change in capital structure, an appropriate adjustment shall be made in the number and class of shares of stock subject to the Director Option Plan, the option price and in the number of shares subject to each option.

AMENDMENT AND TERMINATION

     The Board of Directors may amend the Director Option Plan from time to time or may terminate it without approval of the stockholders, but no amendment or termination shall be made that would impair the rights of any optionee under any prior grant without his or her consent. In addition, the Company shall obtain stockholder approval of any amendment to the Director Option Plan in such a manner and to the extent necessary to comply with Rule 16b-3 under the Exchange Act, the provisions of the Code, or any other applicable law or regulation. Further, the provisions of the Director Option Plan concerning the grants of options under the Director Option Plan may not be amended more than once every six months. In any event, the Director Option Plan will terminate on April 30, 2003.

TAX INFORMATION

     Options granted under the Director Option Plan are nonstatutory stock options. Under U.S. tax laws an optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the option price. Because the optionee is a director of the Company, the date of taxation under U.S. tax laws (and the date of measurement of taxable ordinary income) may be deferred in certain circumstances unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the Code. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain (or loss). Under U.S. tax laws capital gain is fully included in gross income. Capital losses are allowed in full against capital gains plus $3,000 of other income. The Company will be entitled to a tax deduction in the amount and at the time that the optionee recognizes ordinary income under U.S. tax laws with respect to shares acquired upon exercise of a nonstatutory option.

     THE FOREGOING DOES NOT PURPORT TO BE A COMPLETE SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON HOLDERS OF OPTIONS OR UPON THE COMPANY. IT ALSO DOES NOT REFLECT PROVISIONS OF THE INCOME TAX LAWS OF

ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH AN OPTIONEE MAY RESIDE.

VOTE REQUIRED

     The affirmative vote of a majority of the Votes Cast shall be required to approve the proposed amendment to the Director Option Plan. If an insufficient number of affirmative votes are obtained, the amendment to the Director Option Plan will not be implemented.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE PROPOSED AMENDMENT TO THE DIRECTOR OPTION PLAN.

                                   PROPOSAL 3

                   APPROVAL OF AMENDMENT TO STOCK OPTION PLAN

     At the Annual Meeting, the stockholders are being asked to approve amendments (Option Plan Amendments) to the Company's Stock Option Plan (Option
Plan) to increase the number of shares of Common Stock reserved for issuance thereunder by 2,500,000 shares and make changes in the Option Plan necessary to comply with applicable state securities law. The following is a summary of principal features of the Option Plan. The summary, however, does not purport to be a complete description of all the provisions of the Option Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Secretary of the Company at its principal executive offices.

GENERAL

     The Option Plan was adopted by the Board of Directors and approved by the stockholders in 1989. An amendment and restatement of the Option Plan to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (Exchange
Act), to allow for cashless exercises and to increase the number of shares available for issuance thereunder was approved by the Board of Directors and by the stockholders in 1993.

     Amendments to the Option Plan to increase the number of shares available for issuance thereunder and to limit the number of options, stock appreciation rights ("SARs) and stock purchase rights an employee may be granted under the Option Plan in any fiscal year of the Company to comply with Section 162(m) of the Internal Revenue Code (Code) were approved by the Board of Directors and by the stockholders in 1995. Amendments to increase the number of shares reserved for issuance under the Option Plan were approved by the Board of Directors and by the stockholders in 1996 and 1998. In June 2000, the Board of Directors approved an amendment to increase the number of shares reserved for issuance under the Option Plan by 2,500,000. Such amendment is subject to approval by the Company's stockholders. The stockholders are being asked to approve the Option Plan Amendment at the Annual Meeting.

     The Option Plan provides for the grant of options, stock purchase rights and SARs to officers, employees and consultants of the Company. The Option Plan Amendments increasing the number of shares reserved for issuance under the Option Plan has been necessitated by the hiring of new officers, employees and consultants, the grant of additional stock options to current officers, employees and consultants as previously granted options vest and become exercisable, and by the need to provide adequate incentive to the Company's officers, employees and consultants to retain their services. The increase will provide additional stock to continue the Company's policy of equity ownership by officers, employees and consultants as an incentive to contribute to the Company's success.

     Options granted under the Option Plan may be either "incentive stock options" within the meaning of Section 422 of the Code or nonstatutory stock options at the discretion of the Board of Directors and as reflected in the terms of the written option agreement. The Option Plan is not a qualified deferred compensation plan under Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

     A total of 7,630,000 shares of common stock have been reserved for issuance over the term of the Option Plan, including the 2,500,000-share increase for which stockholder approval is being sought in this Proposal 3. As of June 30, 2000, and after giving effect to the Option Plan Amendments which are the subject of stockholder approval at the Annual Meeting contemplated by this Proxy Statement), 2,717,154 shares had been issued upon exercise of options granted under the Option Plan, options for 2,240,520 shares were outstanding under the Option Plan and 142,312 shares remained available for future grants. As of the date hereof, an additional 2,500,000 shares are available for grant subject to stockholder approval at the Annual Meeting. As of June 30, 2000, the fair market value of shares underlying outstanding options was approximately $8.625 per share based upon the closing price for the Common Stock as reported on the OTC Bulletin Board on such date.

PURPOSE

     The purpose of the Option Plan is to provide incentive to eligible employees, consultants and officers whose present and potential contributions are important to the continued success of the Company, to afford these individuals the opportunity to acquire a proprietary interest in the Company, and to enable the Company to enlist and retain qualified personnel for the successful conduct of its business. The Board of Directors does not believe that the shares currently available for grant under the Option Plan are sufficient to retain existing employees and attract new employees.

ADMINISTRATION

     The Option Plan may be administered by the Board of Directors or by a committee of the Board of Directors and shall be administered in a manner that complies with Rule 16b-3 under the Exchange Act. Currently, the Option Plan is administered by the Compensation Committee which is currently composed of Mr. Tanigami and Mr. Allan. Members of the Compensation Committee receive no additional compensation for their services in connection with the administration of the Option Plan. All questions of interpretation of the Option Plan are determined by the Board of Directors (or its committee or committees) and its decisions are final and binding upon all participants. The Company has established a Non-Section 16 Option Committee which may make grants of options to purchase up to 50,000 shares in any fiscal year to persons who are not directors or executive officers of the Company. This Committee currently consists of Mr. Vanco, the Chief Executive Officer of the Company.

ELIGIBILITY

     The Option Plan provides that either incentive stock options or nonstatutory stock options may be granted to employees (including officers and directors who are also employees) of the Company or any of its subsidiaries. In addition, the Option Plan provides that nonstatutory stock options may be granted to consultants (excluding directors who are not compensated for their consulting services or are paid only a director's fee by the Company) of the Company or any of its subsidiaries. The Board of Directors or its committee selects the optionees and determines the number of shares to be subject to each option. In making such determination, there are taken into account the duties and responsibilities of the optionee, the value of the optionee's services, the optionee's present and potential contribution to the success of the Company, and other relevant factors.

     The Option Plan provides that the maximum number of shares of Common Stock which may be granted under options (or rights) to any one employee during any fiscal year shall be 1,000,000. In addition, the Company may make an additional one time grant of options (or rights) for 250,000 shares for any newly hired employee. These limitations are intended to preserve the Company's ability to deduct for federal income tax purposes any compensation expense relating to stock options granted to certain executive officers under the Option Plan. Without this limitation, federal tax legislation enacted in 1993 might not allow the Company to deduct such compensation expense.

     In addition to the foregoing limitation on discretion for certain grants, there is also a limit on the aggregate market value of shares subject to all incentive stock options that may be granted to an optionee during any calendar year.

TERMS OF OPTIONS

     Each option is evidenced by a stock option agreement between the Company and the optionee. Each option is subject to the following additional principal terms and conditions:

     (a) Exercise of the Option. The Board of Directors or its committee determines when options may be exercised. In general, such options become exercisable as to one-fourth of the total shares granted on the one-year anniversary of the date of grant with the remainder becoming exercisable on a ratable monthly basis over the three year period thereafter, for so long as the optionee remains an employee of or consultant to the Company, but must become exercisable at the rate of at least 20% per year over five years from the date the option is granted. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased and by tendering of payment of the purchase price. The option exercise price may be paid in cash, promissory note, shares of the Company's Common Stock, or through a broker-dealer sale and remittance procedure which will allow the optionee to exercise the option and sell the purchased shares on the same day, with the sale proceeds used to satisfy the option price payable for the purchased shares.

     (b) Exercise Price. The exercise price of each option granted under the Option Plan is determined by the Board of Directors or its committee and may not be less than 85% of the fair market value of the Common Stock on the date the option is granted, or, in the case of an incentive stock option, may not be less than 100% of the fair market value of the Common Stock on the date the option is granted. The fair market value per share is equal to the closing price of the Company's Common Stock on the OTC Bulletin Board on the last market trading day prior to the date of grant. In the case of any option granted to an optionee who owns more than 10% of the voting power of all classes of stock of the Company, its parent or subsidiaries, the exercise price must not be less than 110% of the fair market value on the date the option is granted.

     (c) Termination of Employment. Currently, the Option Plan provides that if the optionee's employment or consulting relationship terminates for any reason other than disability or death, options under the Option Plan may be exercised during the period of time determined by the Board or Committee at the date of grant but not later than six months (three months in the case of an incentive stock option) but not less than 30 days after such termination and may be exercised only to the extent the option was exercisable on the date of termination. In no event (either under the current terms of the Option Plan or under the proposed amendments thereto) may an option be exercised by any person after the expiration of its term.

     (d) Disability. If an optionee is unable to continue his or her employment or consulting relationship with the Company as a result of his total and permanent disability, options may be exercised within six months of termination and may be exercised only to the extent the option was exercisable on the date of termination, but in no event may an option be exercised after its expiration date.

     (e) Death. Under the Option Plan, if an optionee should die while employed or retained by the Company, options may be exercised within six months after the date of death (or such longer period of time not exceeding twelve months as is determined by the Board or its committee and specified in the option agreement) to the extent the options would have been exercisable on the date of death. In no event may an option be exercised after its expiration date.

     (f) Term of Options. The Option Plan provides that options granted under the Option Plan shall be exercisable during the period of time specified by the Board of Directors or its committee as provided in the option agreement but as to incentive stock options, no later than ten years from the date of grant. In general, these agreements provide for a term of ten years. Incentive stock options granted to an optionee who, immediately before the grant of such option, owned more than 10% of the total combined voting power of all classes of stock of the Company, its parents or subsidiaries, may not in any case have a term of more than five years. No option may be exercised by any person after its expiration date.

     (g) Options Not Transferable. An option is not transferable by the optionee other than by will or the laws of descent and distribution, and is exercisable only by the optionee during his or her lifetime and in the event of the optionee's death by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the optionee's death.

     (h) Acceleration of Options. In the event of a merger of the Company with or into another corporation or a sale of substantially all of the Company's assets, each option will be assumed or an equivalent option substituted by the successor corporation. In the event that the successor corporation does not assume the option or substitute an equivalent option, the Board shall provide that the exercisability of all outstanding options shall be automatically accelerated and that the options shall be exercisable for a period of not less than 15 days following the date notice of such acceleration is given.

     (i) Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Option Plan as may be determined by the Board of Directors or its committee.

OTHER AWARDS

     The Option Plan also allows the Company to grant SARs and stock purchase rights. SARs may be granted in connection with or independent of options and entitle the holder thereof to receive an amount, in cash or Common Stock, at the Company's discretion, equal to the excess of the fair market value of the shares subject to the SAR on the date of its exercise over the fair market value on the date of grant. Stock purchase rights allow an offeree to purchase stock, subject to a right of the Company to repurchase unvested shares in the event of termination of employment. Shares purchased pursuant to stock purchase rights vest over time, based on continued employment. No SARs or stock purchase rights have been granted under the Option Plan.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     In the event any change is made in the Company's capitalization upon any stock split, reverse stock split, stock dividend, combination or reclassification of Common Stock or any other increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustment shall be made in the exercise price of each outstanding option, the number of shares subject to each option, the annual limitation on grants to employees, as well as the number of shares available for issuance under the Option Plan. In the event of the proposed dissolution or liquidation of the Company, each option will terminate unless otherwise provided by the Board of Directors or its committee.

AMENDMENT AND TERMINATION

     The Board of Directors may amend the Option Plan at any time or from time to time or may terminate it without approval of the stockholders; provided, however, that stockholder approval is required for any amendment to the Option Plan that increases the number of shares that may be issued under the Option Plan, modifies the standards of eligibility, modifies the limitation on grants to employees described in the Option Plan or results in other changes which would require stockholder approval to qualify options granted under the Option Plan as performance-based compensation under Section 162(m) of the Code. However, no action by the Board of Directors or stockholders may alter or impair any option previously granted under the Option Plan. Unless sooner terminated, the Option Plan will terminate on December 31, 2002, provided that any outstanding option, SAR, stock purchase right or long term performance award under the Option Plan shall remain outstanding until they expire by their terms. At such time as the Company has securities listed on the Nasdaq National Market, or another appropriate market, the Company may, without stockholder approval, amend the requirement that options grants or stock purchase rights not be issued at a price below 85% of the fair market value of the Common Stock on the date the option or stock purchase right is granted.

UNITED STATES FEDERAL INCOME TAX INFORMATION

     The following is a brief summary of the U.S. federal income tax consequences of transactions under the Option Plan based on federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular optionee based on his or her specific circumstances. The summary addresses only current U.S. federal income tax law and expressly does not discuss the income tax laws of any state, municipality, non-U.S. taxing jurisdiction or gift, estate or other tax laws other than federal income tax law. The Company advises all optionees to consult their own tax advisor concerning the tax implications of option grants and exercises and the disposition of stock acquired upon such exercises, under the Option Plan.

     Options granted under the Option Plan may be either incentive stock options, which are intended to qualify for the special tax treatment provided by
Section 422 of the Code, or nonstatutory stock options, which will not qualify. If an option granted under the Option Plan is an incentive stock option, the optionee will recognize no income upon grant of the incentive stock option and will incur no tax liability due to the exercise, except to the extent that such exercise causes the optionee to incur alternative minimum tax. (See discussion below.) The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercise of the option by the optionee, any gain will be treated as a long-term capital gain. If both of these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the Common Stock on the date of the option exercise or the sale price of the Common Stock. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on a disposition of the shares prior to completion of both of the above holding periods in excess of the amount treated as ordinary income will be characterized as long-term capital gain if the sale occurs more than one year after exercise of the option or as short-term capital gain if the sale is made earlier. For individual taxpayers, the current U.S. federal income tax rate on long-term capital gains is 20% whereas the maximum rate on other income is 39.6%. Capital losses for individual taxpayers are allowed in full against capital gains plus $3,000 of other income.

     All other options which do not qualify as incentive stock options are referred to as nonstatutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the fair market value of the shares over the exercise price. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired, the date of taxation may be deferred unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the Code. The income recognized by an optionee who is also an employee of the Company will be subject to income and employment tax withholding by the Company by payment in cash by the optionee or out of the optionee's current earnings. Upon the sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares as of the date of exercise of the option will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year from date of exercise.

     Stock purchases, stock appreciation rights and long-term performance awards will generally be taxed in the same manner as the exercise of a nonstatutory stock option.

ALTERNATIVE MINIMUM TAX

     The exercise of an incentive stock option may subject the optionee to the alternative minimum tax under Section 55 of the Code. The alternative minimum tax is calculated by applying a tax rate of 26% to alternative minimum taxable income of joint filers up to $175,000 ($87,500 for married taxpayers filing separately) and 28% to alternative minimum taxable income above that amount. Alternative minimum taxable income is equal to (i) taxable income adjusted for certain items, plus (ii) items of tax preference less (iii) an exemption amount of $45,000 for joint returns, $33,750 for unmarried individual returns and $22,500 in the case of married taxpayers filing separately (which exemption amounts are phased out for upper income taxpayers). Alternative minimum tax will be due if the tax determined under the foregoing formula exceeds the regular tax of the taxpayer for the year.

     In computing alternative minimum taxable income, shares purchased upon exercise of an incentive stock option are treated as if they had been acquired by the optionee pursuant to exercise of a nonstatutory stock option. As a result, the optionee recognizes alternative minimum taxable income equal to the excess of the fair market value of the Common Stock on the date of exercise over the option exercise price. Because the alternative minimum tax calculation may be complex, optionees should consult their own tax advisors prior to exercising incentive stock options.

     If an optionee pays alternative minimum tax, the amount of such tax may be carried forward as a credit against any subsequent year's regular tax in excess of the alternative minimum tax for such year.

     THE FOREGOING DOES NOT PURPORT TO BE A COMPLETE SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON HOLDERS OF OPTIONS OR UPON THE COMPANY AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IT ALSO DOES NOT REFLECT PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH AN OPTIONEE MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES.

RESTRICTIONS ON RESALE

     Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the Option Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

VOTE REQUIRED

     The affirmative vote of a majority of the Votes Cast is required to approve the proposed amendments to the Option Plan. If an insufficient number of affirmative votes are obtained, the amendments to the Option Plan will not be implemented.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE PROPOSED AMENDMENTS TO THE OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 2,500,000 SHARES AND TO MAKE OTHER CHANGES NECESSARY TO COMPLY WITH APPLICABLE STATE LAW.

                                   PROPOSAL 4

             APPROVAL OF AMENDMENT TO EMPLOYEE STOCK PURCHASE PLAN

     At the Annual Meeting, the stockholders are being asked to approve amendments (Purchase Plan Amendments) to the Company's Employee Stock Purchase Plan (Purchase Plan) to increase the number of shares of Common Stock reserved for issuance thereunder by 500,000 shares and make changes in the Purchase Plan necessary to comply with applicable state securities law. The following is a summary of principal features of the Purchase Plan. The summary, however, does not purport to be a complete description of all the provisions of the Purchase Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Secretary of the Company at its principal executive offices.

REASONS FOR THE AMENDMENT

     The Employee Stock Purchase Plan currently provides that the aggregate number of shares of common stock available for purchase under the Purchase Plan is 250,000. However, to date, 229,829 of those originally available shares of common stock have already been purchased through the Purchase Plan, leaving only 20,171 shares available for future purchases. As the number of our employees grows, we expect the demand for shares under the Purchase Plan to grow as well. Considering the growing number of employees who are expected to participate in the Purchase Plan, we expect the shares made available by the amendment, if approved by our stockholders, will meet our needs until approximately 2002. Because the Purchase Plan is a key benefit for employees and is part of what we believe is a very competitive compensation package, which allows us to attract and retain high-quality employees, we feel strongly that the Purchase Plan should be amended so that there is a sufficient number of shares available for future purchases. The following is a description of the material features of the Purchase Plan:

GENERAL

     The Purchase Plan was adopted by the Board of Directors in March 1993 and was activated in February 1996 in connection with the Company's initial public offering. At our 1993 annual meeting, our stockholders approved the Purchase Plan providing an opportunity for our eligible employees to purchase common stock through payroll deductions. On June 23, 2000, the Board of Directors adopted, subject to stockholder approval, an amendment to our Purchase Plan, which increased the aggregate number of shares of common stock available for purchase under the Purchase Plan from 250,000 to 750,000. All other provisions of the Purchase Plan remain in full force and effect. We believe that the Purchase Plan is an effective means of aligning employees' interests, through their purchases of common stock, with the interests of stockholders. The Purchase Plan is an integral part of our over-all employee benefits package, which we rely on to help attract and retain motivated and talented employees. The purpose of the Purchase Plan is to provide employees with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. The Purchase Plan was suspended effective June 1998 due to the Company's delisting from the NASDAQ stock market. The Company has reapplied to be listed on NASDAQ and such application is pending. In the event that the Company is successful in its efforts to become re-listed, the suspension of the Purchase Plan will cease.

ADMINISTRATION

     The Purchase Plan may be administered by the Board or a committee appointed by the Board. All questions of interpretation or application of the Purchase Plan are determined by the Board or its appointed committee, and its decisions are final, conclusive and binding upon all participants.

ELIGIBILITY

     Each Employee of the Company (including officers), who works at least 20 hours per week and more than five (5) months in any calendar year, is eligible to participate in the Purchase Plan if employed at least 30 days prior to the first day of an Offering Period; provided, however, that certain limitations imposed by Section 423(b) of the Code and limitations on stock ownership as set forth in the Purchase Plan may apply. Eligible Employees become participants in the Purchase Plan by filing with the Company a subscription agreement authorizing payroll deductions prior to the first day of each Offering Period unless a different time for filing the subscription agreement has been set by the Board.

PARTICIPATION IN AN OFFERING

     The Purchase Plan has consecutive and overlapping twelve month offering periods that begin every six months on February 1 and August 1 of each year (Offering Periods). Each twelve month Offering Period includes two six-month purchase periods (each a Purchase Period), during which payroll deductions are accumulated and, at the end of which, shares of Common Stock are purchased with a participant's accumulated payroll deductions. The Board has the power to change the duration of future Offering Periods, if such change is made at least five days prior to the scheduled beginning of the first Offering Period to be affected. To participate in the Purchase Plan, an eligible Employee must authorize payroll deductions pursuant to the Purchase Plan. Such payroll deductions may not exceed 10% of a participant's compensation during the Offering Period. Once an Employee becomes a participant in the Purchase Plan, the Employee will automatically participate in each successive Offering Period until such time as the Employee withdraws from the Purchase Plan or the Employee's employment with the Company terminates. At the beginning of each Offering Period, each participant is automatically granted an option to purchase shares of the Company's Common Stock. The option expires at the end of the Offering Period or upon termination of employment, whichever is earlier, but is exercised at the end of each Purchase Period to the extent of the payroll deductions accumulated during such Purchase Period. In no event shall a participant be permitted to purchase during any

Purchase Period more than a number of Shares determined by dividing $12,500 by the Fair Market Value of a share of the Company's Common Stock on the first day of the Offering Period, subject to exceptions and limitations stated in the Purchase Plan.

TERMS OF PURCHASES

     (a) Purchase Price, Shares Purchased. Shares of Common Stock may be purchased under the Purchase Plan at a Purchase Price not less than 85% of the lesser of the Fair Market Value of the Common Stock on (i) the first day of the Offering Period or (ii) the last day of the Purchase Period. The Fair Market Value of the Common Stock on any relevant date will be the closing price per share as reported shall be the closing sales price for such stock as quoted on the OTC bulletin board. The number of shares of Common Stock a participant purchases in each Offering Period is determined by dividing the total amount of payroll deductions withheld from the participant's compensation prior to the last day of the Purchase Period by the Purchase Price.

     (b) Withdrawal. Generally, a participant may withdraw from an Offering Period at any time by written notice without affecting his or her eligibility to participate in future Offering Periods. However, once a participant withdraws from a particular Offering Period, that participant may not participate again in the same Offering Period. To participate in a subsequent Offering Period, the participant must deliver to the Company a new subscription agreement.

     (c) Termination of Employment. Termination of a participant's employment for any reason, including disability or death, or the failure of the participant to remain in the continuous scheduled employ of the Company for at least 20 hours per week, cancels his or her option and participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of death, to the person or persons entitled thereto as provided in the Purchase Plan.

ADJUSTMENTS IN CAPITALIZATION

     Subject to any required action by the stockholders of the Company, the number of shares reserved under the Purchase Plan as well as the price per share of Common Stock covered by each option under the Purchase Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

DISSOLUTION OR LIQUIDATION

     In the event of the proposed dissolution or liquidation of the Company, any Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

MERGER OR ASSET SALE

     In the event of a sale of all or substantially all of the assets of the Company, or the merger of the Company with and into another corporation, each option under the Purchase Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event the successor corporation refuses to assume or substitute for the options, the Board shall shorten any Purchase Periods and Offering Periods then in progress by setting a new Exercise Date (New Exercise
Date) and any Offering Periods shall end on the New Exercise Date. The New Exercise Date shall be prior to the merger or asset sale. If the Board shortens any Purchase Periods and Offering Periods then in progress, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date has been changed to the New Exercise Date and that all options will be exercised automatically on the New Exercise Date, unless the participant has already withdrawn from the Offering Period.

AMENDMENT AND TERMINATION OF THE PLAN

     The Board of Directors may at any time terminate or amend the Purchase Plan. An Offering Period may be terminated by the Board of Directors at the end of any Purchase Period if the Board determines that termination of the Purchase Plan is in the best interests of the Company and its stockholders. Generally, no such termination can affect options previously granted. No amendment shall be effective unless it is approved by the holders of a majority of the votes cast at a duly held stockholders' meeting, if such amendment would require stockholder approval in order to comply with Section 423 of the Code. The Purchase Plan will terminate in 2003.

UNITED STATES INCOME TAX INFORMATION FOR PURCHASE PLAN

     The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two
(2) years from the first day of the Offering Period, the participant will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (ii) an amount equal to 15% of the fair market value of the shares as of the first day of the Offering Period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above.

     THE FOREGOING IS A BRIEF SUMMARY OF THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF TRANSACTIONS UNDER THE PURCHASE PLAN BASED ON FEDERAL INCOME TAX LAWS IN EFFECT ON THE DATE OF THIS PROXY STATEMENT. THIS SUMMARY IS NOT INTENDED TO BE EXHAUSTIVE AND DOES NOT ADDRESS ALL MATTERS WHICH MAY BE RELEVANT TO A PARTICULAR OPTIONEE BASED ON HIS OR HER SPECIFIC CIRCUMSTANCES. THE SUMMARY ADDRESSES ONLY CURRENT U.S. FEDERAL INCOME TAX LAW AND EXPRESSLY DOES NOT DISCUSS THE INCOME TAX LAWS OF ANY STATE, MUNICIPALITY, NON-U.S. TAXING JURISDICTION OR GIFT, ESTATE OR OTHER TAX LAWS OTHER THAN FEDERAL INCOME TAX LAW. THE COMPANY ADVISES ALL OPTIONEES TO CONSULT THEIR OWN TAX ADVISOR CONCERNING THE TAX IMPLICATIONS OF OPTION GRANTS AND EXERCISES AND THE DISPOSITION OF STOCK ACQUIRED UPON SUCH EXERCISES, UNDER THE PURCHASE PLAN.

PURCHASE PLAN BENEFITS

     The Company is unable to predict the amount of benefits that will be received by or allocated to any particular participant under the Purchase Plan.

VOTE REQUIRED

     The affirmative vote of a majority of the Votes Cast is required to approve the proposed amendments to the Purchase Plan. If an insufficient number of affirmative votes are obtained, the amendments to the Purchase Plan will not be implemented.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE AMENDMENT OF THE PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER.

                                   PROPOSAL 5

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected PricewaterhouseCoopers LLP, independent auditors, to audit the financial statements of the Company for the year ending April 30, 2001, and recommends that the stockholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

     Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. The representatives also are expected to be available to respond to appropriate questions from stockholders. The Board of Directors believes that reappointing PricewaterhouseCoopers LLP is in the best interest of the Company.

VOTE REQUIRED

     The affirmative vote of a majority of the Votes Cast is required to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING APRIL 30, 2001.

EXECUTIVE COMPENSATION

     The following table shows the compensation paid by the Company in fiscal 2000, 1999 and 1998 to (i) the Company's Chief Executive Officer and (ii) the four most highly compensated officers other than the Chief Executive Officer who served as executive officers at April 30, 2000 (collectively, the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                          ANNUAL COMPENSATION                 LONG TERM COMPENSATION
                                          --------------------   -------------------------------------------------
                                                                               AWARDS             PAYOUTS
                                                                   OTHER     ----------   ------------------------
                                                                  ANNUAL     RESTRICTED   SECURITIES                  ALL OTHER
                                 FISCAL    SALARY      BONUS      COMPEN-      STOCK      UNDERLYING       LTIP       COMPENSA-
  NAME AND PRINCIPAL POSITION     YEAR       ($)        ($)      SATION($)   AWARDS($)    OPTIONS(#)    PAYOUTS($)    TION($)(3)
  ---------------------------    ------   ---------   --------   ---------   ----------   ----------    ----------   ------------
Radu M. Vanco..................   2000    $337,500    $422,500      --          --               --        --            $288
  President and Chief Executive   1999    $265,000    $ 60,000      --          --        1,413,166(1)     --            $174
  Officer                         1998    $225,000    $ 69,391      --          --          313,166(2)     --            $609
Bassam Khoury..................   2000    $159,123    $157,500      --          --               --        --            $ 66
  Vice President of Marketing     1999    $140,000    $ 30,000      --          --          294,746(1)     --            $ 66
                                  1998    $140,732          --      --          --           41,430(2)     --            $106
Gelu Voicu.....................   2000    $164,349    $157,500      --          --               --        --            $288
  Vice President of Product       1999    $134,769    $ 30,000      --          --          303,000(1)     --            $174
  Engineering and Manufacturing   1998    $126,523          --      --          --           83,000(2)     --            $183
Thomas E. Gay III..............   2000    $130,000    $ 97,500      --          --               --        --            $288
  Vice President, Finance and     1999    $106,375    $ 25,000      --          --          260,000(1)     --            $121
  Administration, and Chief       1998          --          --      --          --               --        --              --
  Financial Officer
Irvin W. Kovalik...............   2000    $150,000    $126,874      --          --               --        --            $702
  Vice President, Sales           1999    $ 80,000          --      --          --          250,000        --            $288
                                  1998          --          --      --          --               --        --              --

---------------
(1) Options listed for fiscal 1999 long-term compensation awards include the following number of options granted as a result of repricings (and consequent cancellation of previously granted options) on September 22, 1998 for each of the following named executive officers: Mr. Vanco, 413,166 shares; Mr. Khoury, 94,746 shares; Mr. Voicu, 103,000 shares; and Mr. Gay, 60,000 shares. The repriced options retain the same vesting schedule as the options that were replaced but may be exercised for a period of ten years following the date of the repricing. Also includes options referenced in the second paragraph of note (2) below.

(2) Options listed for fiscal 1998 long-term compensation awards reflect the following number of options granted as a result of repricings (and consequent cancellation of previously granted options) on January 15, 1998 for each of the following named executive officers: Mr. Vanco, 313,166 shares; Mr. Khoury, 74,746 shares; and Mr. Voicu, 83,000 shares. Options to purchase the following number of shares granted to the following persons in fiscal 1998 were issued as a result of the repricing on January 15, 1998 of previously granted options: Mr. Vanco -- 313,166; Mr. Khoury -- 74,746; Mr. Voicu -- 83,000. Such repriced options have been reflected as grants in prior fiscal year long-term compensation awards to the extent applicable, however, the 83,000 shares granted to Mr. Voicu do not include 15,000 shares previously granted in fiscal 1998 to Mr. Voicu. The repriced options retain the same vesting schedule as the options that were replaced but may be exercised for a period of ten years following the date of the repricing.

    Does not include options granted to the following individuals in April 1998 which options were subject to stockholder approval of an increase in the number of shares available under the Company's stock option plan: Mr.
    Vanco -- 100,000; Mr. Khoury -- 20,000; Mr. Voicu -- 20,000.

(3) The amount included under "All Other Compensation" represents the dollar value of term life insurance premiums paid by the Company for the benefit of such Named Officer.

EMPLOYEE BENEFIT PLANS

     Each current Named Officer is entitled to participate in the Option Plan. The Option Plan provides for the grant of options, stock purchase rights, SARs and long-term performance awards.

     The following table sets forth certain information with respect to stock options granted during fiscal 2000 to the Named Officers. No SARs were granted in fiscal 2000. In accordance with the rules of the Securities and Exchange Commission, also shown below is the potential realizable value over the term of the option (the period from the grant date to the expiration date) based on assumed rates of stock appreciation from the option exercise price of 5% and 10%, compounded annually. These amounts are based on certain assumed rates of appreciation and do not represent the Company's estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of the Common Stock.

                          OPTION GRANTS IN FISCAL 2000

                                                                                    POTENTIAL REALIZABLE VALUE AT
                                                                                       ASSUMED ANNUAL RATES OF
                                                                                    STOCK PRICE APPRECIATION FOR
                                              INDIVIDUAL GRANTS                              OPTION TERM
                            -----------------------------------------------------   -----------------------------
                                                  PERCENT OF TOTAL
                                 NUMBER OF            OPTIONS
                                SECURITIES           GRANTED TO        EXERCISE
                                UNDERLYING          EMPLOYEES IN       OR BASE      EXPIRATION
           NAME             OPTIONS GRANTED(#)     FISCAL YEAR(3)    PRICE($/SH)       DATE      5%($)    10%($)
           ----             -------------------   ----------------   ------------   ----------   ------   -------
Radu M. Vanco.............          --                  N/A              --            --         --        --
Bassam Khoury.............          --                  N/A              --            --         --        --
Gelu Voicu................          --                  N/A              --            --         --        --
Irv Kovalik...............          --                  N/A              --            --         --        --
Thomas E. Gay III.........          --                  N/A              --            --         --        --

     The following table sets forth information with respect to options exercised in fiscal 2000 by the Named Officers and the value of unexercised options at April 30, 2000.

  AGGREGATE OPTION EXERCISES IN FISCAL 2000 AND FISCAL YEAR-END OPTION VALUES

                                                             NUMBER OF SECURITIES
                                                                  UNDERLYING               VALUE OF UNEXERCISED
                                                            UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                         SHARES ACQUIRED                       APRIL 30, 2000(#)           APRIL 30, 2000($)(1)
                           ON EXERCISE        VALUE       ---------------------------   ---------------------------
         NAME                  (#)         RECEIVED($)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
         ----            ---------------   ------------   -----------   -------------   -----------   -------------
Radu M. Vanco..........      285,000        $1,630,173      396,498        731,668      $2,973,735     $5,487,510
Irv Kovalik............            0                 0       83,333        166,667      $  624,998     $1,250,003
Bassam Khoury..........       71,514        $  386,139       70,939        152,293      $  532,043     $1,142,198
Gelu Voicu.............            0                 0      152,374        150,626      $1,142,805     $1,129,695
Thomas E Gay III.......       30,000        $  127,175       70,624        159,376      $  529,680     $1,195,320

---------------
(1) Represents the market price at fiscal year end ($7.625) less the exercise price. For purposes of this calculation, the fiscal year end market price of the shares is deemed to be the closing sale price of the Company's Common Stock as reported on the Over-the-Counter bulletin board market on April 28, 2000.

DIRECTOR COMPENSATION

     In addition to options granted pursuant to the Company's stock option plans, non-employee directors receive quarterly fees in an amount equal to $3,600 for each quarter in which such director attends a Board meeting. See "Certain Relationships and Related Transactions" for other payments and arrangements with directors.

REPORT ON COMPENSATION OF EXECUTIVE OFFICERS

     The following is a report of the Compensation Committee of the Board of Directors of the Company (Committee) describing the compensation philosophy and parameters applicable to the Company's executive officers with respect to the compensation paid to such officers during fiscal 2000. The actual compensation paid to the Named Officers during fiscal 2000 is shown in the "Summary Compensation Table."

     The Committee is responsible for reviewing and approving the Company's compensation policies and the actual compensation paid to the Company's executive officers. At the end of fiscal 2000, the Committee was comprised of two (2) of the non-employee directors, Lionel Allan and Hideyuki Tanigami.

     Compensation Philosophy. The general philosophy of the Company's compensation program is to offer the Company's Chief Executive Officer and other executive officers competitive compensation packages based upon both the Company's performance as well as the individual's performance and contributions. The Company's compensation policies are intended to motivate and reward highly qualified executives for long-term strategic management and the enhancement of stockholder value, to support a performance-oriented environment that rewards achievement of specific internal Company goals and to attract and retain executives whose abilities are critical to the long-term success and competitiveness of the Company. This is further subject to the Company's financial condition and results of operations. The Company's compensation program is comprised of three main components, Base Salary, Bonus Plan and Stock Options.

     Base Salary. Base salary for executive officers is set annually by reviewing the competitive pay practices of comparable companies, the skills and performance level of the individual executives and the needs of the Company.

     Bonus Plan. The Company's officers are eligible for bonuses under the terms of individual bonus arrangements. When bonuses are given, they are based upon the individual's achievement of specific corporate goals as well as the individual's experience and contributions to the success of the Company.

     During fiscal 2000, Messrs. Gay, Khoury, Kovalik, Vanco and Voicu received bonuses. No other executive officer received a bonus during fiscal 2000. See "Certain Relationships and Related Transactions."

     Stock Options. The Committee believes that stock options provide additional incentives to officers to work toward maximizing stockholder value. The Committee views stock options as one of the more important components of the Company's long-term, performance-based compensation philosophy. These options are provided through initial grants at or near the date of hire and through subsequent periodic grants based upon performance and promotions, as well as additional grants to provide continuing motivation as earlier grants vest in full. Options granted by the Company to its executive officers and other employees have exercise prices equal to fair market value at the time of grant and, generally, vest over a four-year period.

     Severance Arrangements. See Item 13 for a description of severance arrangements for certain executive officers.

     Compensation for the Chief Executive Officer. Mr. Vanco's base salary was established at a level which the Committee determined to be similar to the amounts paid by comparably sized companies. Effective December 1, 1999, Mr. Vanco's base annual salary was increased to $325,000.

     The Committee considers equity based compensation, in the form of stock options, to be an important component of a Chief Executive Officer's compensation. These grants are intended to motivate leadership for long-term Company growth and profitability. No stock options were granted to Mr. Vanco in fiscal 2000.

     Tax Deductibility of Executive Compensation. The Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code adopted under the federal Revenue Reconciliation Act of 1993. This Section disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1,000,000 in any taxable year for any of the executive officers named in the Proxy Statement, unless compensation is performance-based. The Committee has studied the impact of Section 162(m) on the Company's Option Plan.

                                          THE COMPENSATION COMMITTEE OF THE
                                          BOARD OF DIRECTORS

                                          Lionel Allan, Hideyuki Tanigami

                                          THE BOARD OF DIRECTORS

                                          Lionel M. Allan, Hideyuki Tanigami,
                                          Radu M. Vanco, Patrick Verderico,
                                          Roland Duchatelet, Cynthia M. Butitta,
                                          Glen G. Possley, Henry C. Montgomery

AUDIT COMMITTEE REPORT

     The Audit Committee acts pursuant to a written charter which was amended and restated effective May 18, 2000. The Audit Committee has reviewed and discussed the audited financial statements with management and it has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU sec.380), as it may be modified or supplemented. The Audit Committee has received written disclosures and a letter from the independent accountants as required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as it may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence. Based upon the above materials and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K, for the last fiscal year for filing with the Commission.
                                          THE AUDIT COMMITTEE OF THE BOARD OF
                                          DIRECTORS

                                          Patrick Verderico, Cynthia M. Butitta,
                                          Glen G. Possley, Henry C. Montgomery

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors. During fiscal 2000, Messrs. Tanigami and Allan served as the members of the Compensation Committee of the Board of Directors. Mr. Tanigami, Chairman of the Board of Directors was employed by the Company in various capacities from October 1985 to April 1994 including the most recent position as Vice President of Corporate Development. Mr. Vanco participated in the Board's final approval of executive compensation matters.

PERFORMANCE GRAPH

     The following line graph compares the annual percentage change in the cumulative total stockholder return for the Company's Common Stock with the S&P 500 Index and the S&P Electronics (Semi/ Components) Index for the period commencing March 31, 1995 and ending on April 30, 2000. The graph assumes that $100 was invested on March 31, 1995, and that all dividends are reinvested. Historic stock price performance should not necessarily be considered indicative of future stock price performance.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
            AMONG CATALYST SEMICONDUCTOR, INC., THE S & P 500 INDEX
                AND THE S & P ELECTRONICS (SEMICONDUCTORS) INDEX
PERFORMANCE GRAPH

                                                 CATALYST SEMICONDUCTOR,                                    S & P ELECTRONICS
                                                          INC.                      S & P 500               (SEMICONDUCTORS)
                                                 -----------------------            ---------               -----------------
3/31/95                                                  100.00                      100.00                      100.00
4/30/96                                                  135.00                      134.05                      129.13
4/30/97                                                   33.75                      167.75                      254.68
4/30/98                                                   16.25                      236.63                      269.47
4/30/99                                                    6.00                      288.27                      394.79
4/30/00                                                  152.50                      317.47                      956.04

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, which might incorporate future filings made by the Company under those statutes, the preceding Report of the Compensation Committee of the Board of Directors on Executive Compensation, the Report of the Board of Directors on Option Repricing and the Performance Graph are not to be incorporated by reference into any of those previous filings; nor is such report or graph to be incorporated by reference into any future filings which the Company may make under those statutes.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company's Common Stock as of July 14, 2000 by (i) each beneficial owner of more than 5% of the Company's Common Stock, (ii) each director, (iii) each Named Officer and (iv) all current directors and executive officers as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

                                                               SHARES BENEFICIALLY
                                                                      OWNED
                                                              ---------------------
                                                               NUMBER      PERCENT
            NAME AND ADDRESS OF BENEFICIAL OWNER              OF SHARES    OF TOTAL
            ------------------------------------              ---------    --------
Elex N.V ...................................................  5,500,000      33.8%
  Transportstraat 1
  B 3980
  Tessenderlo, Belgium
Radu M. Vanco(1)............................................    492,679       3.0
Lionel M. Allan(1)..........................................     14,170         *
Hideyuki Tanigami(1)........................................     16,667         *
Patrick Verderico(1)........................................     12,500         *
Cynthia Butitta.............................................      2,500         *
Glen G. Possley.............................................      1,667         *
Henry C. Montgomery.........................................      1,667         *
Bassam Khoury(1)............................................    140,225         *
Gelu Voicu(1)...............................................    191,211         *
Thomas E. Gay III(1)........................................    115,625         *
Irvin W. Kovalik(1).........................................    109,374         *
Roland Duchatelet(1)(2).....................................  5,506,666      33.8
Frank Reynolds(1)...........................................      6,250         *
Barry Wiley.................................................          0         *
All current directors and executive officers as a group (12
  persons)(3)...............................................  6,612,201      40.6%

---------------
 *  Percentage of shares beneficially owned is less than one percent of total.

(1) Includes shares issuable upon exercise of stock options as of June 14, 2000 or within 60 days thereafter as follows:

Radu M. Vanco.......................................  491,498 shares at $0.1250
Lionel M Allan......................................        4 shares at $0.4690
                                                       14,166 shares at $0.1250
Hideyuki Tanigami...................................   16,667 shares at $0.1250
Patrick Verderico...................................   12,500 shares at $0.1250
Cynthia Butitta.....................................      2,500 shares at $9.50
Glen G. Possley.....................................   1,667 shares at $7.90625
Henry C. Montgomery.................................     1,667 shares at $7.875
Bassam Khoury.......................................   76,563 shares at $0.1250
Gelu Voicu..........................................  177,165 shares at $0.1250
Thomas E. Gay III...................................   95,625 shares at $0.1250
Irvin W. Kovalik....................................  109,374 shares at $0.1250
Frank Reynolds......................................    6,250 shares at $0.1250
Roland Duchatelet...................................      6,666 shares at $2.00

(2) Includes 5,500,000 shares held by Elex NV of which Mr. Duchatelet is a controlling person.

(3) Includes 1,012,312 shares issuable upon exercise of stock options as of July 14, 2000 or within 60 days thereafter, held by Messrs. Vanco, Allan, Tanigami, Verderico, Possley, Montgomery, Khoury, Voicu, Gay, Duchatelet and Reynolds as described in Note 1 above.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During the fourth quarter of fiscal 2000, the Company began taking delivery of wafers fabricated at X-fab Texas, Inc. (Xfab), a wholly owned subsidiary of Elex NV, a Belgian holding company that owns 33.8% of the outstanding shares of the Company. The wafers provided by Xfab supplement the same designs fabricated at Oki Semiconductor in Japan, the Company's principal wafer fab since 1985. The Company believes that the cost of such wafers is no greater than comparable materials available from alternative foundry services. During the fiscal year ended April 30, 2000, the Company's purchases from Xfab totaled $899,000. As of April 30, 2000, the total amount owed to Xfab was $857,000. Mr. Duchatelet is the Chairman and CEO and a major stockholder of Elex NV and has served as a member of the Company's Board of Directors since 1999.

     In addition, the Company has an arrangement to obtain engineering services from Lxi Corporation, a California corporation (Lxi), a provider of engineering services. Lxi currently provides these services through Essex com SRL ("Essex"), its wholly owned Romanian subsidiary. As of April 30, 2000, Essex employed approximately 13 engineers to perform the services on behalf of Catalyst. This number fluctuates from time to time, depending upon the needs of the project. The services relate to key development projects of the Company including development, design, layout and test program development services. Messrs. Vanco, Voicu and Gay own approximately 91%, 3% and 1%, respectively, of Lxi. The fees for such engineering services are on terms believed by the Company to be fair to the Company and no less favorable to the Company than arms length commercial terms. During the fiscal years ended April 30, 2000 and April 30, 1999 the Company recorded $534,000 and $437,000 respectively of engineering fees to Essex and Lxi for engineering design services. As of April 30, 2000 the total amount owed to Essex and Lxi was $167,000. Messrs. Vanco, Voicu and Gay received no payments during the fiscal years ended April 30, 2000 and April 30, 1999, except Mr. Gay who received $1,200 from Lxi during 1999. Such payment to Mr. Gay was made for services rendered prior to his joining the Company in connection with his duties as Treasurer of Lxi. Mr. Gay resigned such position immediately prior to joining the Company. Mr. Gay continues to serve as a director of Lxi.

     The Company entered into agreements with Messrs. Vanco, Voicu, Khoury, Gay, Kovalik and Reynolds in August 1998, April 1998, April 1998, June 1998, May 1999 and May 1999, respectively, which entitle such officers to certain severance payments in the event of a termination as a result of a merger, sale or change in ownership of the Company (a "Change of Control") and certain other benefits upon any involuntary termination by the Company without cause (an "Involuntary Termination"). Pursuant to the terms and conditions of said agreements, such individuals will receive the following benefits: (a) Mr. Vanco -- for termination as a result of a Change of Control he shall receive severance payments equal to 2, 1 1/2 and 1 times his salary if terminated within one, two or three or more years, respectively, following his agreement; for an Involuntary Termination he shall receive a severance payment equal to his annual salary; upon a Change of Control or his death or Involuntary Termination, all stock options shall be immediately vested and be exercisable for a period of three years following any such death or Involuntary Termination. (b) each of Messrs. Gay, Khoury, Kovalik, Reynolds and Voicu for termination as a result of a Change of Control he shall receive a severance payment equal to one-half his salary; for an Involuntary Termination he shall receive a severance payment equal to one-quarter of his annual salary; upon a Change of Control or his death or Involuntary Termination, all stock options shall be immediately vested and be exercisable for a period of one year following any such death or Involuntary Termination. For the purposes of determining the severance payments described above, salary is defined as the annual salary payable to an officer for the fiscal year in which such officer's termination occurs plus any guaranteed bonus.

     Mr. Allan serves as a consultant to the Company and received consulting fees of $8,333 per month throughout fiscal 2000. Mr. Tanigami serves in a similar capacity and received fees of $6,000 per month from May 1999 through December 1999. Effective January 2000, the monthly consulting fee was increased to $8,333 per month.

     The Company's Certificate of Incorporation limits the liability of directors to the maximum extent permitted by the Delaware General Corporation Law. The Company's Bylaws also provide that the Company shall indemnify its directors, officers, employees and agents in such circumstances. In addition, the Company has entered into separate indemnification agreements with its officers and directors that may require the Company, among other things, to indemnify them against certain liabilities that may arise by reason of their status or service as directors or officers and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

     The terms of the transactions described above were negotiated at arms length such that the terms were as favorable to the Company as could have been obtained from an unaffiliated third party.

SECTION 16(a) BENEFICIAL REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (Exchange
Act) requires the Company's executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (SEC). Executive officers, directors and greater than ten percent stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of copies of such forms received by it, the Company believes that during the fiscal year ended April 30, 2000, all such reports were timely filed except for late filings of a Form 4 by each of Messrs. Khoury and Vanco and late filings of a Form 5 by each of Messrs. Allan, Duchatelet, Tanigami and Verderico. Again based solely on its review of copies of such forms received by it, the Company believes that all filing requirements applicable to its officers, directors and ten percent stockholders have been complied with.

                           1934 EXCHANGE ACT REPORTS

     The Company hereby undertakes to mail, without charge, to any stockholder of the Company upon written request, copies of reports it files with the Securities and Exchange Commission, including financial statements, schedules and exhibit lists contained therein. Requests should be sent to the Chief Financial Officer of the Company at its principal executive offices at 1250 Borregas Avenue, Sunnyvale, California 94089. Such documents are also available on EDGAR at the website of the Securities and Exchange Commission at www.sec.gov.

              DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS TO BE
                        PRESENTED AT NEXT ANNUAL MEETING

     Proposals to be presented by stockholders of the Company at the Company's 2001 Annual Meeting must be received by the Company at its principal executive offices no later than April 21, 2001. Such proposals may be included in next year's proxy statement if they comply with the applicable rules and regulations promulgated by the United States Securities and Exchange Commission.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                          FOR THE BOARD OF DIRECTORS

                                          Peter Cohn
                                          Secretary

Dated: July 28, 2000

                          CATALYST SEMICONDUCTOR, INC.

                               AMENDED & RESTATED
                         CHARTER FOR THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                              (AS OF MAY 18, 2000)


PURPOSE

        The purpose of the Audit Committee established by this charter will be to make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of Catalyst Semiconductor, Inc. (the "Company"), to provide to the Board of Directors (the "Board") the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made, or to be made, in internal accounting controls, to nominate independent auditors, to supervise the finance function of the Company (which will include, among other matters, the Company's investment activities) and to provide the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require Board attention.

        The Audit Committee will undertake those specific duties and responsibilities listed below, and such other duties as the Board from time to time may prescribe.

CHARTER REVIEW

        The Audit Committee will review and reassess the adequacy of this charter at least once per year. This review is initially intended to be conducted at the first Audit Committee meeting following the Company's Annual Meeting of Stockholders, but may be conducted at any time the Audit Committee desires to do so. Additionally, to the extent and in the manner that the Company is legally required to do by the rules of the Securities and Exchange Commission (the "SEC"), this charter (as then constituted) shall be publicly filed.

MEMBERSHIP

        The Audit Committee must be comprised of at least three members of the Board. Such members will be elected and serve at the pleasure of the Board. The members of the Audit Committee will not be employees of the Company. Each member of the Audit Committee shall be an "independent director," as defined by and to the extent required by the Rules of the National Association of Securities Dealers, Inc. ("NASD").

        Further, each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, or must become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Additionally, at least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Notwithstanding the foregoing, one director who is not independent, as defined in the NASD Rules, and who is not a current employee or an immediate family member of such employee, may be appointed to the Audit Committee, if the board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

MEETINGS

        The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least quarterly to review the financial affairs of the Company. The Audit Committee will meet with the independent auditors of the Company upon the completion of the annual audit, and at such other times as it deems appropriate, to review the independent auditors' examination and management report.

RESPONSIBILITIES

        The responsibilities of the Audit Committee shall include:

        1. Nominating the independent auditors for annual approval by the Board and ratification by the stockholders;
        2. Reviewing the plan for the audit and related services at least annually;
        3. Reviewing audit results and annual and interim financial statements;
        4. Ensuring the receipt of, and reviewing, a written statement from the Company's auditors delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1;
        5. Reviewing and actively discussing with the Company's auditors any disclosed relationship or service that may impact the objectivity and independence of the auditor;
        6. Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor;
        7. Overseeing the adequacy of the Company's system of internal accounting controls, including obtaining from the independent auditors management letters or summaries on such internal accounting controls;
        8.      Overseeing the effectiveness of the internal audit function;
        9. Overseeing the Company's compliance with the Foreign Corrupt Practices Act;
        10. Overseeing the Company's compliance with SEC requirements for disclosure of auditor's services and Audit Committee members and activities; and
        11. Overseeing the Company's finance function, which may include the adoption from time to time of a policy with regard to the investment of the Company's assets.

        In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board delegates to it.

        Finally, the Audit Committee shall ensure that the Company's auditors understand both (i) their ultimate accountability to the Board and the Audit Committee, as representatives of the Company's stockholders, and (ii) the Board's and the Audit Committee's ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company's independent auditors (or to nominate the outside auditor to be proposed for stockholder approval in any proxy statement).

REPORTS

        The Audit Committee will to the extent deemed appropriate record its summaries of recommendations to the Board in written form that will be incorporated as a part of the minutes of the Board. To the extent required, the Audit Committee will also prepare and sign a Report of the Audit Committee for inclusion in the Company's proxy statement for its Annual Meeting of Stockholders.

                          CATALYST SEMICONDUCTOR, INC.

                                STOCK OPTION PLAN

                    AS AMENDED AND RESTATED ON JUNE 23, 2000

        This Stock Option Plan is an amendment and restatement of the Catalyst Semiconductor, Inc., Founders' Stock Option Plan.

        1. Purpose of the Plan. The purpose of this Stock Option Plan is to enable the Company to provide incentive to eligible employees, consultants and officers whose present and potential contributions are important to the continued success of the Company, to afford these individuals the opportunity to acquire a proprietary interest in the Company, and to enable the Company to enlist and retain in its employment qualified personnel for the successful conduct of its business. It is intended that this purpose will be effected through the granting of (a) stock options, (b) stock purchase rights, and (c) stock appreciation rights.

        2. Definitions. As used herein, the following definitions shall apply:

               (a) "Administrator" means the Board or such of its Committees as shall be administering the Plan, in accordance with Section 8 of the Plan.

               (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under applicable securities laws, Delaware corporate law and the Code.

               (c) "Board" means the Board of Directors of the Company.

               (d) "Code" means the Internal Revenue Code of 1986, as amended.

               (e) "Committee" means a Committee appointed by the Board in accordance with Section 8 of the Plan.

               (f) "Common Stock" means the Common Stock, $.001 par value, of the Company.

               (g) "Company" means Catalyst Semiconductor, Inc., a Delaware corporation, and its predecessor Catalyst Semiconductor, Inc., a Delaware corporation.

               (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

               (i) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship is not interrupted or terminated by the Company, or any Parent or Subsidiary. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Administrator, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Continuous Status as an Employee or Consultant, no such leave may exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including written Company policies) or statute or unless (in the case of Options and Rights other than Incentive Stock Options) the Administrator has expressly designated a longer leave period during which (for purposes of such Options or Rights) Continuous Status as an Employee or Consultant shall continue; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor; and provided further that any vesting or lapsing of the Company's right to repurchase Shares at their original purchase price shall cease on the ninety-first (91st) consecutive day of any leave of absence approved by the Administrator and shall not recommence until such date, if any, upon which the Consultant or Optionee resumes his or her service with the Company.

               (j) "Director" means a member of the Board.

               (k) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

               (l) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

               (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                      (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                      (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                      (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

               (o) "Listed Security" means any security of the Company which is listed or approved for listing on a national security exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

               (p) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

               (q) "Nonstatutory Stock Option" means any Option that is not an Incentive Stock Option.

               (r) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option, Stock Purchase Right, SAR or Long-Term Performance Award grant. The Notice of Grant is part of the Option Agreement, the SAR Agreement and the Long-Term Performance Award Agreement.

               (s) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

               (t) "Option" means a stock option granted pursuant to the Plan.

               (u) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

               (v) "Option Exchange Program" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

               (w) "Optioned Stock" means the Common Stock subject to an Option or Right.

               (x) "Optionee" means an Employee or Consultant who holds an outstanding Option or Right.

               (y) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

               (z) "Plan" means this Stock Option Plan, formerly the Founders' Stock Option Plan.

               (aa) "Restricted Stock" means shares of Common Stock subject to a Restricted Stock Purchase Agreement acquired pursuant to a grant of Stock Purchase Rights under Section 6 below.

               (bb) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

               (cc) "Right" means and includes SARs, Long-Term Performance Awards and Stock Purchase Rights granted pursuant to the Plan.

               (dd) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor rule thereto, as in effect when discretion is being exercised with respect to the Plan.

               (ee) "SAR" means a stock appreciation right granted pursuant to
Section 5 of the Plan.

               (ff) "SAR Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual SAR grant. The SAR Agreement is subject to the terms and conditions of the Plan.

               (gg) "Share" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

               (hh) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 7 of the Plan, as evidenced by a Notice of Grant.

               (ii) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

               (jj) "10% Stockholder" means the owner of Common Stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stoke of the company or any Parent or Subsidiary of the Company.

        3. Shares Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the total number of Shares reserved and available for distribution under the Plan is 7,630,000 Shares. Subject to Section 10 of the Plan, if any Shares that have been optioned under an Option cease to be subject to such Option (other than through exercise of the Option), or if any Option or Right granted hereunder is forfeited or any such award otherwise terminates prior to the issuance of Common Stock to the participant, the shares that were subject to such Option or Right shall again be available for distribution in connection with future Option or right grants under the Plan; provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not in any event be returned to the Plan and shall not become available for future distribution under the Plan.

        4. Eligibility. Nonstatutory Stock Options and Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option or Right may be granted additional Options or Rights.

        5. Limitation on Grants to Employees. Subject to adjustment as provided in this Plan, the maximum number of Shares which may be subject to Options or Rights granted to any one Employee under this Plan for any fiscal year of the Company shall be 1,000,000. In connection with his or her initial employment, an Employee may be granted up to an additional 250,000 Shares, which Shares do not count against the 1,000,000 limitation.

        6.      Options and SARs.

               (a) Options. The Administrator, in its discretion, may grant Options to eligible participants and shall determine whether such Options shall be Incentive Stock Options or Nonstatutory Stock Options. Each Option shall be evidenced by a Notice of Grant which shall expressly identify the Options as Incentive Stock Options or as Nonstatutory Stock Options, and be in such form and contain such provisions as the Administrator shall from time to time deem appropriate. Without limiting the foregoing, the Administrator may at any time authorize the Company, with the consent of the respective recipients, to issue new Options or Rights in exchange for the surrender and cancellation of outstanding Options or Rights. Option agreements shall contain the following terms and conditions:

                      (i) Exercise Price; Number of Shares. The per Share exercise price for the Shares issuable pursuant to an Option shall be such price as is determined by the Administrator; provided that in the case of an Incentive Stock Option, the price shall be no less than 100% of the Fair Market Value of the Common Stock on the date the Option is granted, subject to any additional conditions set out in Section 6(a)(iv) below; provided, further, that in the case of any Option (A) granted to any person, who at the time of the grant of such Option, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the price shall be no less than 110% of the Fair Market Value of the Common Stock on the date the Option is granted, or (B) granted to any person the price shall be no less than 85% of the Fair Market Value of the Common Stock on the date the Option is granted.

                      The Notice of Grant shall specify the number of Shares to which it pertains.

                      (ii) Vesting Period and Exercise Dates. At the time an Option is granted, the Administrator will determine the terms and conditions to be satisfied before Shares may be purchased, including the dates on which Shares subject to the Option may first be purchased. As to any Option the Administrator may specify vesting requirements and/or performance criteria with respect to the Company and/or the Optionee; provided that such Option shall become exercisable at the rate of at least 20% per year over five years from the date the Option is granted. In the event that any of the Shares issued upon exercise of an Option should be subject to a right of repurchase in the Company's favor, such repurchase right shall lapse at the rate of at least 20% per year over five years from the date the Option is granted. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised, which shall not be earlier than the end of the vesting period, if any, nor, in the case of an Incentive Stock Option, later than ten (10) years, from the date of grant.

                      (iii) Form of Payment. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of:

                             (1) cash;

                             (2) check;

                             (3) promissory note;

                             (4) other Shares which (1) in the case of Shares
acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (2) have a Fair Market Value on the date of surrender not greater than the aggregate exercise price of the Shares as to which said Option shall be exercised;

                             (5) delivery of a properly executed exercise notice
together with such other documentation as the Administrator and any broker approved by the Company, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

                             (6) any combination of the foregoing methods of
payment; or

                             (7) such other consideration and method of payment
for the issuance of Shares to the extent permitted by Applicable Laws.

                      (iv) Special Incentive Stock Option Provisions. In addition to the foregoing, Options granted under the Plan which are intended to be Incentive Stock Options under Section 422 of the Code shall be subject to the following terms and conditions:

                             (1) Dollar Limitation.  To the extent that the
aggregate Fair Market Value of (a) the Shares with respect to which Options designated as Incentive Stock Options plus (b) the shares of stock of the Company, Parent and any Subsidiary with respect to which other incentive stock options are exercisable for the first time by an Optionee during any calendar year under all plans of the Company and any Parent and Subsidiary exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of the preceding sentence, (a) Options shall be taken into account in the order in which they were granted, and (b) the Fair Market Value of the Shares shall be determined as of the time the Option or other incentive stock option is granted.

                             (2) 10% Stockholder. If any Optionee to whom an
Incentive Stock Option is to be granted pursuant to the provisions of the Plan is, on the date of grant, a

10% Stockholder, then the following special provisions shall be applicable to the Option granted to such individual:

                                     (a) The per Share Option price of Shares
subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of Common Stock on the date of grant; and

                                     (b) The Option shall not have a term in
excess of five (5) years from the date of grant.

Except as modified by the preceding provisions of this subsection 6(a) (iv) and except as otherwise limited by Section 422 of the Code, all of the provisions of the Plan shall be applicable to the Incentive Stock Options granted hereunder.

                      (v) Other Provisions. Each Option granted under the Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Administrator.

                      (vi) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

               (b)    SARs.

                      (i) In Connection with Options. At the sole discretion of the Administrator, SARs may be granted in connection with all or any part of an Option, either concurrently with the grant of the Option or at any time thereafter during the term of the Option. The following provisions apply to SARs that are granted in connection with Options:

                             (1) The SAR shall entitle the Optionee to exercise
the SAR by surrendering to the Company unexercised a portion of the related Option. The Optionee shall receive in Exchange from the Company an amount equal to the excess of (1) the Fair Market Value on the date of exercise of the SAR of the Common Stock covered by the surrendered portion of the related Option over
(2) the exercise price of the Common Stock covered by the surrendered portion of the related Option. As to any SAR granted prior to the date, if ever, upon which the Common Stock becomes a Listed Security the exercise price shall be no less than is required by any applicable law, rule or regulation (including the California Corporate Securities Law). Notwithstanding the foregoing, the Administrator may place limits on the amount that may be paid upon exercise of an SAR; provided, however, that such limit shall not restrict the exercisability of the related Option.

                             (2) When an SAR is exercised, the related Option,
to the extent surrendered, shall cease to be exercisable.

                             (3) An SAR shall be exercisable only when and to
the extent that the related Option is exercisable and shall expire no later than the date on which the related Option expires.

                             (4) An SAR may only be exercised at a time when the
Fair Market Value of the Common Stock covered by the related Option exceeds the exercise price of the Common Stock covered by the related Option.

                      (ii) Independent of Options. At the sole discretion of the Administrator, SARs may be granted without related Options. The following provisions apply to SARs that are not granted in connection with Options:

                             (1) The SAR shall entitle the Optionee, by
exercising the SAR, to receive from the Company an amount equal to the excess of
(1) the Fair Market Value of the Common Stock covered by the exercised portion of the SAR, as of the date of such exercise, over (2) the Fair Market Value of the Common Stock covered by the exercised portion of the SAR, as of the last market trading date prior to the date on which the SAR was granted; provided, however, that the Administrator may place limits on the aggregate amount that may be paid upon exercise of an SAR.

                             (2) SARs shall be exercisable, in whole or in part,
at such times as the Administrator shall specify in the Optionee's SAR agreement.

                      (iii) Form of Payment. The Company's obligation arising upon the exercise of an SAR may be paid in Common Stock or in cash, or in any combination of Common Stock and cash, as the Administrator, in its sole discretion, may determine. Shares issued upon the exercise of an SAR shall be valued at their Fair Market Value as of the date of exercise.

               (c) Method of Exercise.

                      (i) Procedure for Exercise; Rights as a Stockholder. Any Option or SAR granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator and as shall be permissible under the terms of the Plan.

                      An Option may not be exercised for a fraction of a Share.

                      An Option or SAR shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option or SAR by the person entitled to exercise the Option or SAR and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator (and, in the case of an Incentive Stock Option, determined at the time of grant) and permitted by the Option Agreement consist of any consideration and method of payment allowable under subsection 6(a)(iii) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 9 of the Plan.

                      Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter shall be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised. Exercise of an SAR in any manner shall, to the extent the SAR is exercised, result in a decrease in the number of Shares which thereafter shall be available for purposes of the Plan, and the SAR shall cease to be exercisable to the extent it has been exercised.

                      (ii) Rule 16b-3. Options and SARs granted to individuals subject to Section 16 of the Exchange Act ("Insiders") must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                      (iii) Termination of Employment or Consulting Relationship. In the event an Optionee's Continuous Status as an Employee or Consultant terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option or SAR, but only within such period of time as is determined by the Administrator at the time of grant, not to exceed six (6) months (three (3) months in the case of an Incentive Stock Option) but not less than thirty (30) days from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Option or SAR Agreement). To the extent that Optionee was not entitled to exercise an Option or SAR at the date of such termination, and to the extent that the Optionee does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

                      (iv) Disability of Optionee. In the event an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option or SAR, but only within six (6) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Option or SAR Agreement). To the extent that Optionee was not entitled to exercise an Option or SAR at the date of such termination, and to the extent that the Optionee does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

                      (v) Death of Optionee. Notwithstanding Sections 5(c)(iii) and 5(c)(iv) above, in the event of an Optionee's death during Optionee's Continuous Status as an Employee or Consultant, the Optionee's estate or a person who acquired the right to exercise the deceased Optionee's Option or SAR by bequest or inheritance may exercise the Option or SAR, but only within six
(6) months (or such longer period, not to exceed twelve (12) months, as the Option or SAR Agreement may provide) following the date of death, and only to the extent that the Optionee was entitled to exercise it at the date of death (but in no event later than the expiration of the full term of such Option or SAR as set forth in the Option or SAR Agreement). To the extent that Optionee was not entitled to exercise an Option or SAR at the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

        7.     Stock Purchase Rights.

               (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator. As to any Stock Purchase Right, the price shall be no less than 85% of the Fair Market Value on the date the Administrator made the determination to grant the Stock Purchase Right or, in the case of a Stock Purchase Right granted to any person, who at the time of the grant of such Stock Purchase Right, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the price shall be no less than 100% of the Fair Market Value of the Common Stock on the date the Administrator made the determination to grant the Stock Purchase Right.

               (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine; provided, that with respect to an Optionee who is not an Officer, Director or Consultant of the Company or of any Parent or Subsidiary of the Company, it shall lapse at a minimum rate of 20% per year.

               (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

               (d) Rule 16b-3. Stock Purchase Rights granted to Insiders, and Shares purchased by Insiders in connection with Stock Purchase Rights, shall be subject to any restrictions applicable thereto in compliance with Rule 16b-3. An Insider may only purchase Shares pursuant to the grant of a Stock Purchase Right, and may only sell Shares purchased pursuant to the grant of a Stock Purchase Right, during such time or times as are permitted by Rule 16b-3.

               (e) Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 9 of the Plan.

        8.     Administration.

               (a) Composition of Administrator.

                      (i) Multiple Administrative Bodies. If permitted by Rule 16b-3 and Applicable Laws, the Plan may (but need not) be administered by different administrative bodies with respect to (A) Directors who are employees,
(B) Officers who are not Directors and (C) Employees who are neither Directors nor Officers.

                      (ii) Administration with respect to Directors and Officers. With respect to grants of Options and Rights to eligible participants who are Officers or Directors of the Company, the Plan shall be administered by
(A) the Board, if the Board may make grants under the Plan in compliance with Rule 16b-3, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted (1) in such a manner as to permit grants under the Plan to comply with Rule 16b-3 and (2) in such a manner as to satisfy the Applicable Laws.

                      (iii) Administration with Respect to Other Persons. With respect to grants of Options to eligible participants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or
(B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.

                      (iv) General. Once a Committee has been appointed pursuant to subsection (ii) or (iii) of this Section 8(a), such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee appointed under subsection (ii), to the extent permitted by Rule 16b-3.

               (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                      (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

                      (ii) to select the Consultants and Employees to whom Options and Rights may be granted hereunder;

                      (iii) to determine whether and to what extent Options and Rights or any combination thereof, are granted hereunder;

                      (iv) to determine the number of shares of Common Stock to be covered by each Option and Right granted hereunder;

                      (v) to approve forms of agreement for use under the Plan;

                      (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                      (vii) to construe and interpret the terms of the Plan;

                      (viii) to prescribe, amend and rescind rules and regulations relating to the Plan;

                      (ix) to determine whether and under what circumstances an Option or Right may be settled in cash instead of Common Stock or Common Stock instead of cash;

                      (x) to reduce the exercise price of any Option or Right;

                      (xi) to modify or amend each Option or Right (subject to Section 15 of the Plan);

                      (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Right previously granted by the Administrator;

                      (xiii) to institute an Option Exchange Program;

                      (xiv) to determine the terms and restrictions applicable to Options and Rights and any Restricted Stock; and

                      (xv) to make all other determinations deemed necessary or advisable for administering the Plan.

               (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Rights.

        9. Non-Transferability of Options. Options and Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

        10. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

               (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Right, the maximum number of Shares of Common Stock for which Options and Rights to any Employee under
Section 5 of the Plan as well as the price per share of Common Stock covered by each such outstanding Option or Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Right.

               (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option or Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or Right shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option or Right as to all or any part of the Optioned Stock, including Shares as to which the Option or Right would not otherwise be exercisable.

               (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Right shall be assumed or an equivalent Option or Right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option, the Administrator shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option or Right as to all or a portion of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option or Right exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or Right shall be exercisable for a period of not less than fifteen (15) days from the date of such notice, and the Option or Right will terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Right shall be considered assumed if, immediately following the merger or sale of assets, the Option or Right confers the right to purchase, for each Share of Optioned

Stock subject to the Option or Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option or Right, for each Share of Optioned Stock subject to the Option or Right, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

        11. Date of Grant. The date of grant of an Option or Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

        12.    Conditions Upon Issuance of Shares.

               (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Right unless the exercise of such Option or Right and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               (b) Investment Representations. As a condition to the exercise of an Option or Right, the Company may require the person exercising such Option or Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

        13.    Liability of Company.

               (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

               (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option or Right exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Option or Right shall be void with respect to such excess Optioned Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 15(b) of the Plan.

        14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        15. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

        16.    Amendment and Termination of the Plan.

               (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

               (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 162(m) or 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). At such time as the Company has a Listed Security, the further proviso in Section 6(a)(i) and the last sentence of Section 7(a) may be deleted without shareholder approval. Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

               (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

        17. Taxation Upon Exercise of Option or Right. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this Section 17. When an Optionee incurs tax liability in connection with an Option or Right, which tax liability is subject to withholding under applicable tax laws, the Optionee may satisfy the tax withholding obligation by one or some combination of the following methods: (a) by cash payment, or (b) out of Optionee's current compensation, or (c) by surrendering to the Company Shares which (i) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and
(ii) have a fair market value on the date of surrender equal to or less than the amount required to be withheld, or (d) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option or Right that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

        If the Optionee is an Insider, any surrender of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

        All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

               (a) the election must be made on or prior to the applicable Tax Date;

               (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

               (c) all elections shall be subject to the consent or disapproval of the Administrator;

               (d) if the Optionee is an Insider, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

        In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

        18. Term of the Plan. The Plan shall expire, and no further Options shall be granted pursuant to the Plan, on December 31, 2002.

                           CATALYST SEMICONDUCTOR, INC.

                         1993 DIRECTOR STOCK OPTION PLAN

                    AS AMENDED AND RESTATED ON JUNE 23, 2000

        1. Purpose of the Plan. The purpose of this 1993 Director Stock Option Plan is to attract and retain highly qualified personnel to serve as Outside Directors of the Company.

               All options granted hereunder shall be "non-statutory stock options."

        2. Definitions. As used herein, the following definitions shall apply:

               (a) "Board" means the Board of Directors of the Company.

               (b) "Code" means the Internal Revenue Code of 1986, as amended.

               (c) "Common Stock" means the Common Stock of the Company.

               (d) "Company" means Catalyst Semiconductor, Inc., a Delaware corporation, and its predecessor corporation Catalyst Semiconductor, Inc., a California corporation.

               (e) "Continuous Status as a Director" means the absence of any interruption or termination of service as a Director.

               (f) "Director" means a member of the Board.

               (g) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

               (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (i) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                      (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the date of determination, or, if not a market trading day, on the last market trading day prior to the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

                      (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

                      (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

               (j) "Option" means a stock option granted pursuant to the Plan.

               (k) "Optioned Stock" means the Common Stock subject to an Option.

               (l) "Optionee" means an Outside Director who receives an Option.

               (m) "Outside Director" means a Director who is not an Employee.

               (n) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

               (o) "Plan" means this 1993 Director Stock Option Plan.

               (p) "Share" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

               (q) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3. Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 770,000 Shares (the "Pool") of Common Stock (which number gives effect to a one-for-nine reverse stock split of the Shares approved by the Board in March 1993 ("Post-Split")). The Shares may be authorized but unissued, or reacquired Common Stock.

               If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

        4.     Administration of and Grants of Options under the Plan.

               (a) Administrator. Except as otherwise required herein, the Plan shall be administered by the Board.

               (b) Procedure for Grants. The provisions set forth in this
Section 4(b) shall not be amended more than once every six months, other than to comply with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All grants of Options hereunder shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

                      (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

                      (ii) Each new Outside Director who shall first join the Board on or after March 1, 1993 (including any new Outside Director who shall have first joined the Board of Catalyst Semiconductor, Inc., a California corporation, subsequent to March 1, 1993), shall automatically be granted an Option to purchase 30,000 Post-Split Shares upon the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company, appointment by the Board to fill a vacancy, or termination of employment by the Company while remaining as a Director (a "One-Time Grant"). In addition, on May 1, 2001, and on each May 1 thereafter during the term of this Plan, each Outside Director who shall have been an Outside Director for at least six (6) months as of such date shall automatically receive an Option to purchase 15,000 Post-Split Shares (an "Annual Grant").

                      (iii) The terms of each Option granted hereunder shall be as follows:

                             (A) the term of the Option shall be ten (10) years;

                             (B) the Option shall be exercisable only while the
Outside Director remains a Director of the Company, except as set forth in
Section 8 hereof;

                             (C) the exercise price per Share shall be 100% of
the Fair Market Value per Share on the date of grant of the Option;

                             (D) each Annual Grant and One-Time Grant shall
become exercisable at the rate of 1/36th of the Optioned Stock on each monthly anniversary of the date of grant, so that 100% of the Optioned Stock granted under any such grant shall be exercisable in full three (3) years after the date of grant of the Option, assuming in each case Continuous Status as a Director.

                      (iv) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors entitled to receive Options on the grant date. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

               (c) Powers of the Board. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion:
(i) to determine, upon review of relevant information and in accordance with
Section 2(i) of the Plan, the Fair Market Value of the Common Stock; (ii) to interpret the Plan; (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; (iv) to authorize any person to execute on behalf of the

Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (v) to make all other determinations deemed necessary or advisable for the administration of the Plan.

               (d) Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final.

        5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4(b) hereof. An Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

               The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

        6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 16 of the Plan. It shall continue in effect until April 30, 2003, unless sooner terminated under Section 11 of the Plan.

        7. Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of (i) cash, (ii) check, (iii) promissory note, (iv) other shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised and which, in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than 12 months on the date of surrender, (v) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price,
(vi) delivery of an irrevocable subscription agreement for the Shares which irrevocably obligates the Optionee to take and pay for the Shares not more than 12 months after the date of delivery of the subscription agreement, (vii) any combination of the foregoing methods of payment, or (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable law.

        8.     Exercise of Option.

               (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4(b) hereof; provided, however, that no Options shall be exercisable until stockholder approval of the Plan in accordance with Section 16 hereof has been obtained.

               An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

               Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

               (b) Termination of Continuous Status as a Director. In the event an Optionee's Continuous Status as a Director terminates (other than upon the Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within 90 days from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of its five-year term). To the extent that the Optionee was not entitled to exercise an Option at the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

               (c) Disability of Optionee. In the event Optionee's Continuous Status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within six months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of its five-year term). To the extent that the Optionee was not entitled to exercise an Option at the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

               (d) Death of Optionee. In the event of an Optionee's death while a Director, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within one year following the date of death, and only to the extent that the Optionee was entitled to exercise it at the date of death (but in no event later than the expiration of its five-year term). To the extent that the Optionee was not entitled to exercise an Option at the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

        9. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will, by the laws of descent or distribution or pursuant to a qualified domestic relations order, and may be exercised, during the lifetime of the Optionee, only by the Optionee or a permitted transferee.

        10.    Adjustments.

               (a) Changes in Capitalization. In the event that the stock of the Company is changed by reason of any stock split, reverse stock split, recapitalization, or other change in the capital structure of the Company, or converted into or exchanged for other securities as a result of any merger, consolidation or reorganization, or in the event that the outstanding number of shares of stock of the Company is increased through payment of a stock dividend, appropriate proportionate adjustments shall be made in the number and class of shares of stock subject to the Plan, the number and class of shares subject to any Option outstanding under the Plan, and the exercise price of any such outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustment. Any such adjustment shall be made upon approval by the Board, whose determination shall be conclusive. If there is any other change in the number or type of the outstanding shares of stock of the Company, or of any other security into which such stock shall have been changed or for which it shall have been exchanged, and if the Board in its sole discretion determines that such change equitably requires an adjustment in the Options then outstanding under the Plan, such adjustment shall be made in accordance with the determination of the Board. No adjustments shall be required by reason of the issuance or sale by the Company for cash or other consideration of additional shares of its stock or securities convertible into or exchangeable for shares of its stock.

               (b) Change in Control. In the event of a "Change in Control" of the Company, as defined in paragraph (c) below, then the following provisions shall apply:

                      (i) Any Option outstanding on the date of such Change in Control ("Outstanding Option") that is not yet exercisable and vested on such date shall become fully exercisable and vested;

                      (ii) Each Outstanding Option shall be assumed by the successor corporation (if any) or by a Parent or Subsidiary of the successor corporation (if any);

                      (iii) Each Outstanding Option shall remain exercisable by the Optionee for a period of at least ninety (90) days from the date of the Change in Control; and

                      (iv) Each Optionee with an Outstanding Option shall be provided with written notice of the period of exercisability provided for in subsection (b)(iii) above promptly after the date of the Change in Control by the Company or by the entity surviving after the Change in Control.

               (c) Definition of "Change in Control". For purposes of this
Section 10, a "Change in Control" means the happening of any of the following:

                      (i) when any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty (50%) of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; or

                      (ii) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

                      (iii) the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all the Company's assets; or

                      (iv) a change in the composition of the Board occurring as a result of any one meeting of the stockholders of the Company, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either are (A) directors of the Company as of the date the Plan is approved by the stockholders, or (B) elected, or nominated for election, to the Board of Directors of the Company with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

        11.    Amendment and Termination of the Plan.

               (a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

               (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

        12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

        13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws and the requirements of any stock exchange or market system upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

               Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        15. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

        16. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company at or prior to the first annual meeting of stockholders held subsequent to the first granting of an Option hereunder. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law.

                          CATALYST SEMICONDUCTOR, INC.

                          EMPLOYEE STOCK PURCHASE PLAN

                         AS AMENDED AS OF JUNE 23, 2000



        The following constitute the provisions of the Employee Stock Purchase Plan of Catalyst Semiconductor, Inc.

        1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

        2.     Definitions.

               (a) "Board" shall mean the Board of Directors of the company.

               (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

               (c) "Common Stock" shall mean the Common Stock of the Company.

               (d) "Company" shall mean Catalyst Semiconductor, Inc., a Delaware corporation.

               (e) "Compensation" shall mean all compensation, including base straight time gross earnings, payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, commissions and all other compensation.

               (f) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

               (g) "Employee" shall mean any individual who is an employee of the Company for purposes of tax withholding under the Code whose customary employment with the Company or any Designated Subsidiary is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

               (h) "Enrollment Date" shall mean the first day of each Offering Period.

               (i) "Exercise Date" shall mean the last day of each Offering Period, or, with respect to an Extended Offering Period, the last day of each Purchase Period.

               (j) "Extended Offering Period" shall mean a period of approximately twelve (12), eighteen (18) or twenty-four (24) months, commencing on the date or dates so specified by the Board, during which options granted pursuant to the Plan may be exercised. The duration, commencement and termination of Extended Offering Periods may be changed pursuant to Section 4 of this Plan.

               (k) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

                      (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for the Common Stock (or the closing bid, if no sales were reported) , as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the date of such determination (or, if not a market trading day, then the last market trading day prior to the date of determination), as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                      (2) If the Common Stock is quoted on the NASDAQ system (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                      (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

                      (4) For purposes of the Enrollment Date under the first Offering period under the Plan, the Fair Market Value of the Common Stock shall be the "price to public" as set forth in the final prospectus filed with the Securities and Exchange Commission pursuant to Rule 424 under the Securities Act of 1933, as amended.

               (l) "Offering Period" shall mean a period of approximately six
(6) months, commencing on the first Trading Day on or after June 1 and terminating on the last Trading Day in the period ending the following November 30, or commencing on the first Trading Day on or after December 1 and terminating on the last Trading Day in the period ending the following May 31, during which options granted pursuant to the Plan may be exercised. The duration, commencement and termination of Offering Periods may be changed pursuant to Section 4 of this Plan.

               (m) "Plan" shall mean this Employee Stock Purchase Plan.

               (n) "Purchase Period" shall mean, with respect to an Extended Offering Period, the approximately six (6) month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Extended Offering

Period shall commence on the Enrollment Date and end with the next Exercise Date. The duration, commencement and termination of Purchase Periods may be changed pursuant to Section 4 of this Plan.

               (o) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

               (p) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

               (q) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

               (r) "Trading Day" shall mean a day on which national stock exchanges and the National Association of Securities Dealers Automated Quotation (NASDAQ) System are open for trading.

        3.     Eligibility.

               (a) Any Employee (as defined in Section 2(g)), who shall be employed by the Company on a given Enrollment Date, shall be eligible to participate in the Plan.

               (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

        4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods or Extended Offering Periods, as determined by the Board, with a new Offering Period or Extended Offering Period, as the Board may determine, commencing on the first Trading Day on or after June 1 and December 1 each year, or on such other dates as the Board shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof. The Board shall have the power: (i) to implement Extended Offering Periods, (ii) to change the duration, commencement and termination of Offering Periods, Extended Offering Periods and/or Purchase Periods with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period, Extended Offering Period or Purchase Period to be effective thereafter, and (iii) to implement overlapping Offering Periods and/or Extended Offering Periods.

        5.     Participation.

               (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date.

               (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

        6.     Payroll Deductions.

               (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period or Extended Offering Period in an amount not less than one percent (1%) and not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period or Extended Offering Period, and the aggregate of such payroll deductions during all concurrent Offering Periods and Extended Offering Periods shall not exceed ten percent (10%) of the participant's Compensation during any such Offering Period or Extended Offering Period.

               (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

               (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period or Purchase Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods and Purchase Period unless terminated as provided in
Section 10 hereof.

               (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b) (8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to 0% at such time during any Offering Period or Purchase Period which is scheduled to end during the current calendar year (the "Current Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Offering Period or Purchase Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period or Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

               (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

        7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during any Offering Period (or, with respect to an Extended Offering Period, during any six-month Purchase Period) more than a number of Shares determined by dividing $12,500 by the Fair Market Value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to
Section 10 hereof, and shall expire on the last day of the Offering Period.

        8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Offering Period or Purchase Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

        9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

        10.    Withdrawal, Termination of Employment.

               (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering

Period or Extended Offering Period will be automatically terminated, and no further payroll deductions for purchase of shares will be made for such Offering Period or Extended Offering Period. If a participant withdraws from an Offering Period or Extended Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period or Extended Offering Period unless the participant delivers to the Company a new subscription agreement.

               (b) Upon a participant's ceasing to be an Employee (as defined in Section 2(g) hereof ), for any reason, including by virtue of him or her having failed to remain an Employee of the Company for at least twenty (20) hours per week during an Offering Period or Extended Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period or Extended Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant's option will be automatically terminated.

        11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

        12.    Stock.

               (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 750,000 shares (which number gives effect to a one-for-nine reverse split of the Common Stock approved by the Board in March 1993) subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

               (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

               (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

        13.    Administration.

               (a) Administrative Body. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties. Members of the Board who are eligible Employees are permitted to participate in the Plan, provided that:

                      (1) Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

                      (2) If a Committee is established to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the Committee.

               (b) Rule 16b-3 Limitations. Notwithstanding the provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

        14.    Designation of Beneficiary.

               (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

               (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

        15. Transferabilily. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

        16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

        17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

        18.    Adjustments, Upon Changes in Capitalization.

               (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

               (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

               (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period or Extended Offering Period(s) then in progress by setting a new Exercise Date (the "New Exercise Date") or to cancel each outstanding right to purchase and refund all sums collected from participants during the Offering Period(s) or Extended Offering Period(s) then in progress. If the Board shortens the Offering Period(s) or Extended Offering Period(s) then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period(s) or Extended Offering Period(s) as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

               The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event the Company effects one or more reorganizations, recapitalization, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

        19.    Amendment or Termination.

               (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period or Extended Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

               (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, Extended Offering Periods or Purchase Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, Extended Offering Period or Purchase Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

        20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

        21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

        22. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19 hereof.

        23. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

        24. Automatic Transfer to Lower Price Extended Offering Period. To the extent permitted by Rule 16b-3 of the Exchange Act, if the Fair Market Value of the Common Stock on any Exercise Date in an Extended Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Extended Offering Period, then all participants in such Extended Offering Period shall be automatically withdrawn from such Extended Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Extended Offering Period as of the first day thereof.

                                    EXHIBIT A

                          CATALYST SEMICONDUCTOR, INC.

                          EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT


         Original Application                         Enrollment Date:
--------                                                              ---------
         Change in Payroll Deduction Rate
--------
         Change of Beneficiary(ies)
--------

        1. _______________________________________ hereby elects to participate in the Catalyst Semiconductor, Inc. Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

        2. I hereby authorize payroll deductions from each paycheck in the amount of _____% of my Compensation on each payday (not to exceed 10%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

        3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

        4. I have received a copy of the complete "Employee Stock Purchase Plan." I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand my ability to exercise the option under this Subscription Agreement is subject to obtaining stockholder approval of the Employee Stock Purchase Plan.

        5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse Only):
_____________________

        6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of shares and I will make adequate provision for Federal, state or other tax withholding obligations if M, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

        7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

        8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:


NAME:  (Please print)
                     -----------------------------------------------------------
                      (First)                  (Middle)                  (Last)


----------------------------------        --------------------------------------
Relationship

                                          --------------------------------------
                                          (Address)



NAME:  (Please print)
                     -----------------------------------------------------------
                      (First)                  (Middle)                  (Last)

----------------------------------        --------------------------------------
Relationship

                                          --------------------------------------
                                          (Address)

Employee's Social
Security Number:
                                          --------------------------------------

Employee's Address:
                                          --------------------------------------


                                          --------------------------------------


                                          --------------------------------------

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.



Date:
     ---------------------------------       -----------------------------------
                                             Signature of Employee


                                             -----------------------------------
                                             Spouse's Signature (If beneficiary
                                             other than spouse)

                                    EXHIBIT B

                          CATALYST SEMICONDUCTOR, INC.

                          EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL



        The undersigned participant in the Offering Period or Extended Offering Period of the Catalyst Semiconductor, Inc. Employee Stock Purchase Plan which began on __________ 19___ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from such Offering Period or Extended Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period or Extended Offering Period. The undersigned understands and agrees that his or her option for such Offering Period or Extended Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period or Extended Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods or Extended Offering Periods only by delivering to the Company a new Subscription Agreement.

                                       Name and Address of Participant:


                                       ----------------------------------------


                                       ----------------------------------------


                                       ----------------------------------------



                                       Signature:



                                       ----------------------------------------


                                       Date:
                                            ------------------------------------

                                     PROXY

                          CATALYST SEMICONDUCTOR, INC.

                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD AUGUST 21, 2000

                      SOLICITED BY THE BOARD OF DIRECTORS


     The undersigned hereby appoints Radu M. Vanco and Thomas E. Gay III, and each of them with full power of substitution, to represent the undersigned and to vote all shares of stock in CATALYST SEMICONDUCTOR, INC., a Delaware corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 1250 Borregas Avenue, Sunnyvale, California 94089 at 10:00 a.m., local time, and at any adjournment or postponement thereof (i) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Proxy Statement of the Company dated July 28, 2000 (the "Proxy Statement"), receipt of which is hereby acknowledged, and (ii) in their discretion upon such other matters as may properly come before the meeting.

     THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5.

----------------                                                ----------------
SEE REVERSE SIDE   CONTINUED AND TO BE SIGNED ON REVERSE SIDE   SEE REVERSE SIDE
----------------                                                ----------------

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING. A vote FOR the following proposals is recommended by the Board of Directors.

1.  To elect the following two persons as       2.  To approve the amendment of the Company's
Class II directors to hold office for a             1993 Director Stock Option Plan, including
three-year term and until their successors          the increase to the number of shares
are elected and qualified:                          issuable thereunder by 450,000 shares.

Nominees: (01) Cynthia M. Butitta and               [ ] FOR     [ ] AGAINST      [ ] ABSTAIN
(02) Glen G. Possley
                                                3.  To approve the amendment of the Company's
       [ ] FOR  [ ] WITHHELD                        Stock Option Plan to increase the number
                                                    of shares issuable thereunder by
[ ]                                                 2,500,000 shares.
   --------------------------------------
        For both nominees as noted                  [ ] FOR     [ ] AGAINST      [ ] ABSTAIN

[ ] Mark here if you                            4.  To approve the amendment of the Company's
    plan to attend the                              Employee Stock Purchase Plan to increase
    Annual Meeting                                  the number of shares issuable thereunder
                                                    by 500,000 shares.
[ ] Mark here for
    address change                                  [ ] FOR     [ ] AGAINST      [ ] ABSTAIN
    and note below.
                                                5.  To ratify the appointment of
                                                    PriceWaterhouseCoopers LLP as independent
                                                    accountants of the Company for the fiscal
                                                    year ending April 30, 2001.

                                                    [ ] FOR     [ ] AGAINST      [ ] ABSTAIN

                                                6.  The proxies are also authorized to vote,
                                                    in their discretion on such other
                                                    business as may properly come before the
                                                    meeting or any adjournment or
                                                    postponement hereof.


                                                PLEASE SIGN HERE. Sign exactly as your name(s)
                                                appear on your stock certificate. If shares of
                                                stock are held of record in the name of two or more
                                                persons or in the name of husband and wife, whether
                                                as joint tenants or otherwise, both or all of such
                                                persons should sign the Proxy. If shares of stock
                                                are held of record by a corporation, the Proxy
                                                should be executed by the President or Vice
                                                President and the Secretary or Assistant Secretary.
                                                Executors or administrators or other fiduciaries
                                                who execute the Proxy for a deceased stockholder
                                                should give their full title. Please date the
                                                proxy.

Signature:___________________________ Date:_______ Signature:___________________________ Date:_______